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                                                                 EXHIBIT 10.41

                  FIRST INDUSTRIAL FINANCING PARTNERSHIP, L.P.
                            INDUSTRIAL BUILDING LEASE
                                 (MULTI TENANT)

ARTICLE 1:   BASIC TERMS

          This Article 1 contains the Basic Terms of this Lease between Landlord and Tenant, named below. Other Articles, Sections and Paragraphs of the Lease referred to in this Article 1 explain and define the Basic Terms and are to be read in conjunction with the Basic Terms.

          1.1     Date of Lease: 10/13/95

          1.2 Landlord: First Industrial Financing Partnership, L.P., a Delaware limited partnership

          1.3     Tenant: Rex Realty Co.

          1.4     Premises, Building and Property: See Exhibit "A"

          1.5 Lease Term: 10 years 3 months ("Initial Term"), commencing October 1, 1995 ("Commencement Date") and ending
                  December 31, 2005 ("Expiration Date").

          1.6 Permitted Uses: (See Article 4) manufacturing, distribution, warehousing and administrative/sales offices

          1.7     Tenant's Guarantor: (if none, so state) None

          1.8     Brokers: (See Article 21; if none, so state)
                         (A) Tenant's Broker: None
                         (B) Landlord's Broker: Nooney Krombach, Realty Service
                             Group

          1.9     Security Deposit: (See Article 4) $30,705.21

          1.10    Vehicle Parking Allocated Tenant: SEE EXHIBIT "A"

          1.11    Rent Payable by Tenant: See Exhibit "B"

          1.12    Tenant's Proportionate Share: 37.83 percent

          1.13 Riders to Lease: The following riders are attached to and made a part of this Lease. (If none, so state) None

ARTICLE 2:   LEASE OF PREMISES; RENT

          2.1 LEASE OF PREMISES FOR LEASE TERM. Landlord hereby leases to Tenant, and Tenant hereby rents from Landlord, for the Initial Term and as extended for such additional periods as specified herein (collectively, the "Term") and subject to the conditions of this Lease, the Premises.

          2.2 TYPES OF RENTAL PAYMENTS. Tenant shall pay rents of (a) net base rent payable in monthly installments as set forth in EXHIBIT "B" attached hereto, in advance, on the first day of each and every calendar month during the term of this Lease (the "Base Rent") and (b) the Additional Rent (as hereinafter defined) in accordance with Article 3 below, to [LANDLORD, C/O FIRST INDUSTRIAL MANAGEMENT CORPORATION, P.O. BOX 75460,


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CHICAGO, ILLINOIS 60675-5460] (or such other entity designated as Landlord's management agent, hereinafter referred to as "Agent"), or pursuant to such other directions as Landlord shall designate. Notwithstanding anything to the contrary herein, Tenant shall pay the October 1995 Base Rent by 5:00 p.m. on October 13,1995.

          2.3 COVENANTS CONCERNING RENTAL PAYMENTS. Tenant shall pay the Base Rent and the Additional Rent promptly when due, without notice or demand, and without any abatement, deduction or setoff, except as may be expressly provided in this Lease. No payment by Tenant, or receipt or acceptance by Agent or Landlord, of a lesser amount than the correct Base Rent and Additional Rent shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or letter accompanying any payment be deemed an accord or satisfaction, and Agent or Landlord may accept such payment without prejudice to its right to recover the balance due or to pursue any other remedy available to Landlord. If the Commencement Date occurs on a day other than the first day of a calendar month, the Base Rent and Additional Rent due for the partial calendar months occurring at the commencement and the expiration of the Term shall be prorated on a per diem basis.

          2.4 OPTION TO RENEW. The Term may be extended, at the option of Tenant, for two (2) consecutive periods of five (5) years each, such periods being herein sometimes referred to as, respectively, the "First Extended Term" and the "Second Extended Term," as follows:

                  (a) Each such option to extend shall be exercised by Tenant's delivery of written notice to Landlord (an "Extension Notice") on or before, but not later than (i) the date that is 6 months prior to the Expiration Date with respect to the First Extended Term, and (ii) the date that is 6 months prior to the end of the First Extended Term with respect to the Second Extended Term.

                  (b) The First Extended Term shall be on the same terms, covenants and conditions of this Lease, except for the payment of Rent during the First Extended Term. The Second Extended Term shall be on the same terms, covenants and conditions of this Lease, excluding the provisions of this Section 2.4, and except for the payment of Rent during the Second Extended Term. Notwithstanding anything to the contrary herein, Landlord shall not have any obligation under either or both of Section 5.1 and Article 26 during either the First Extended Term or the Second Extended Term. Tenant shall not be permitted to extend this Lease beyond the Second Extended Term, nor may Tenant elect the Second Extended Term if Tenant fails to timely and properly elect the First Extended Term. In the event that this Lease is terminated during the original Term, for any reason whatsoever, Tenant shall have no further rights with respect to the First Extended Term.

                  (c) The Base Rent during the First Extended Term and the Second Extended Term shall be payable at the rates set forth in EXHIBIT "B" attached hereto. In addition to the payment of Additional Rent (as hereinafter defined) required elsewhere in this Lease, Additional Rent during the First Extended Term and the Second Extended Term shall be increased as follows:

                         (i) In the event that the Consumer Price Index (as hereinafter defined) published for December of 2001 (the "Base Year") shall be less than the Consumer Price Index published for December of any calendar year in the First Extended Term or the Second Extended Term, Tenant shall pay to Landlord or Landlord's agent, as Additional Rent (as hereinafter defined) with respect to each such calendar year, an amount (the "CPI Adjustment") equal to the product obtained by multiplying the annual Base Rent (based on the rent per rentable square foot) by ninety percent (90%) of the percentage by which the Consumer Price Index for such calendar year exceeds the Consumer Price Index for the Base Year. "Consumer Price Index" shall mean the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index-St. Louis Metropolitan Area. All Urban Consumer All Items (1982 through 1984 = 100). The Consumer Price Index for any year shall be that published for December of that year.


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                         (ii)      The CPI Adjustments with respect to each
                  calendar year shall be paid and adjusted in the same manner as other Additional Rent; that is, it shall be paid in monthly installments in advance on the first day of each and every calendar month during such calendar year in an amount reasonably estimated by Landlord from time to time and communicated to Tenant by written notice. At the same time as the adjustment for other Additional Rent, Landlord shall furnish Tenant a statement showing (1) the Consumer Price Index for the Base Year, (2) the Consumer Price Index for the applicable calendar year, (3) the amount of the CPI Adjustment to be paid to Landlord for such calendar year, (4) the total of the estimated monthly installments paid to Landlord during such calendar year and (5) the amount of any excess or deficiency with respect to such calendar year. Delay in computation of the CPI Adjustment shall not be deemed a default hereunder or a waiver of Landlord's right to collect the CPI Adjustment.

                         (iii) If the manner in which the Consumer Price Index as determined by the Department of Labor shall be substantially revised, or if the 1982 through 1984 average shall no longer be used as an index of 100, an adjustment shall be made in such revised index which would have been obtained if the Consumer Price Index had not been so revised or if said average was still in use. If the Consumer Price Index shall become unavailable to the public because publication is discontinued, or otherwise, Landlord will substitute therefor a comparable index based upon changes in the cost of living or purchasing power of the consumer dollar published by any other governmental agency or, if no such index shall then be available, a comparable index published by a major bank or other financial institution or by a university or a recognized financial publication.

                  (d) It shall be a condition of Tenant's right to exercise each of Tenant's options to extend the Term of this Lease that, at the time that Tenant delivers an Extension Notice and upon the commencement of the First Extended Term or the Second Extended Term, as the case may be, Tenant is not in default under (nor has any event occurred which, with the passage of time or the giving of notice, or both, shall constitute a default under) any terms, covenants or conditions of this Lease.

                  (e) In the event Tenant timely and properly exercises either of Tenant's options under this Section 2.4, then within thirty
          (30) days of Landlord's request, Tenant shall execute and deliver to Landlord a Lease amendment in form and substance satisfactory to Landlord confirming the applicable Base Rent during the First Extended Term or the Second Amended Term, as the case may be, and setting forth the applicable commencement and expiration dates of the applicable Extended Term within (30) days after such request.

          2.5 RIGHT OF FIRST REFUSAL. Throughout the Term and the Extended Term(s), if applicable, Tenant shall have a continuing right of first refusal, in accordance with the terms set forth below, to lease any and all of the rentable space (the "Available Space") that becomes available in the Building for lease to a third party (excluding space currently leased pursuant to renewal options of other leases). The Available Space is depicted on EXHIBIT "A-1" attached hereto and incorporated herein by this reference. In the event that Landlord desires to lease any or all of the Available Space to a third party, Landlord shall so notify Tenant, in writing (the "Available Space Notice"), prior to Landlord entering into any lease for all or any part of the Available Space. The Available Space Notice shall specify (i) that portion of the Available Space that Landlord then desires to lease (the "Refusal Space"), and
(ii) the date on which the Refusal Space will be available for occupancy ("Refusal Space Occupancy Date"). During the Term, Landlord shall not extend the term of the lease of any tenant which has leased any portion of the Available Space (with respect to such Available Space), except pursuant to any existing provision of such tenant's lease, existing as of 10/13/95 unless Tenant consents thereto in writing or Landlord may lease such Available Space as provided in
Section 2.5(d).


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          Tenant shall thereupon have a right (a "Refusal Right") to include in the Premises all, but not less than all, the Refusal Space described in the then-applicable Available Space Notice, effective as of the Refusal Space Occupancy Date and for a term that is coterminous with the Term, and the First and Second Extended Term(s), if applicable and as the case may be, of this Lease. Each Refusal Right is granted upon the following terms and conditions:

                  (a) Tenant shall give Landlord written notice of its election to exercise or not to exercise a Refusal Right ("Refusal Right Response Notice") within ten (10) business days after Landlord delivers to Tenant the applicable Available Space Notice that activates such Refusal Right;

                  (b) Tenant is not in default of any terms, covenants or conditions of this Lease (nor has any event occurred which, with the giving of notice or passage of time, or both, shall constitute a default under this Lease) either on the date Tenant delivers its Refusal Right Response Notice or on the Refusal Space Occupancy Date;

                  (c) In the event Tenant timely and properly exercises any Refusal Right, all of the terms and provisions of this Lease shall be applicable to the Refusal Space thereby included in the Premises and Additional Rent for such Refusal Space shall initially be based upon the rate of Additional Rent in effect for the initial Premises as of the applicable Refusal Space Occupancy Date (subject, however, to any subsequent adjustments in the rate of Additional Rent, as imposed under this Lease). In the event Tenant timely and properly exercises any Refusal Right for any space in the Building other than the space (the "Save A Lot Space") occupied, as of the date hereof, by Save A Lot Ltd. (as depicted on EXHIBIT "A-2" attached hereto), the initial rate of Base Rent for such Refusal Space shall be based upon the per rentable square foot rate of Base Rent in effect for the initial Premises as of the applicable Refusal Space Occupancy Date (subject, however, to any subsequent adjustments in the rate of Base Rent, as imposed under this Lease). In the event Tenant timely and properly exercises any Refusal Right relating to the Save A Lot Space, then the initial rate of Base Rent for the Save A Lot Space shall be based on the Market Rental rate applicable as of the Refusal Space Occupancy Date for the Save A Lot Space. For purposes of this Section, the "Market Rental Rate" shall mean the average net rental rate, per annum and per rentable square foot (as determined by Landlord in its reasonable discretion), for the 12 month period immediately preceding the Refusal Space Occupancy Date, for comparable space of comparable size and for a similar term by reference to other buildings comparable in age, construction, use and quality in St. Louis, Missouri, but excluding those leases wherein the tenant has an equity interest in the property.

                  (d) In the event that Tenant fails to timely and properly exercise any Refusal Right, Landlord may, at any time thereafter, lease the then-applicable Refusal Space to any third party tenant and Tenant shall have no further interest, of any nature whatsoever, in that Refusal Space;

                  (e) As of each Refusal Space Occupancy Date, the then-applicable Refusal Space shall become part of the Premises hereunder, and the annual Base Rent and the monthly installments of Base Rent, shall be appropriately adjusted to reflect the addition of such Refusal Space to the Premises, which adjustment shall be applicable as of the Refusal Space Occupancy Date (prorated for the initial and final months, if necessary). As of that Refusal Space Occupancy Date, Tenant's Proportionate Share shall also be appropriately adjusted by dividing the new total number of rentable square feet in the Premises (inclusive of the Refusal Space), by the total rentable square feet of the Building, and Additional Rent payments with respect to the Refusal Space shall also commence on said Refusal Space Occupancy Date (prorated for the initial and final months, if necessary). If Landlord so elects, Landlord and Tenant shall execute an amendment to this Lease (which shall be in form and substance satisfactory to Landlord) confirming the modifications to the Premises, the Base Rent, the monthly installment of Base Rent, and Tenant's Proportionate Share; and


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                  (f)    Tenant shall have no remedies for Landlord's failure to
          deliver possession of the Refusal Space to Tenant on account of the holding-over by any prior tenant of the Refusal Space in violation of the terms of such tenant's lease. The Refusal Space Occupancy Date as to such part of the Refusal Space that Landlord does not deliver to Tenant shall not be deemed to occur until Landlord shall actually deliver possession of such part of the Refusal Space to Tenant. Notwithstanding anything to the contrary herein, Tenant, at its sole cost and expense, may elect to pursue any legal remedies it may have against any such prior tenant to cause such tenant to vacate the Refusal Space.

          All Refusal Rights granted in this Lease shall automatically terminate upon the earlier to occur of (i) the expiration or termination of this Lease for any reason; (ii) the termination of Tenant's right to possession of the Premises for any reason; or (iii) the assignment of the entire Lease by Tenant or the sublease by Tenant of any portion of the Premises (other than to an affiliate of Tenant).

ARTICLE 3:   ADDITIONAL RENT

          3.1 DEFINITIONAL TERMS RELATING TO ADDITIONAL RENT. For purposes of this Article and other relevant provisions of the Lease;

                  (a) OPERATING EXPENSES. The term "Operating Expenses" shall mean all costs and expenses paid or incurred with respect to the repair, replacement, restoration, maintenance and operation of the Property and Building, including, without limitation, the following:
          (i) all costs, wages and benefits of St. Louis employees of Landlord or Agent engaged in the operation, maintenance or rendition of other services to or for the Property and/or the Building; (ii) TO THE EXTENT NOT SEPARATELY METERED, BILLED, OR FURNISHED, ALL CHARGES FOR UTILITIES (INCLUDING, WITHOUT LIMITATION, WATER, SEWER AND ELECTRICAL) AND SERVICES FURNISHED TO THE BUILDING (INCLUDING, WITHOUT LIMITATION, THE COMMON AREAS THEREOF) AND TO THE PROPERTY, TOGETHER WITH ANY TAXES ON SUCH UTILITIES; (iii) all premiums for casualty, workers' compensation, dram shop, liability, boiler, flood and all other types of insurance provided by Landlord and relating to the Property and/or the Building; (iv) the cost of all supplies, tools, materials and equipment utilized in the ownership and/or operation of the Building and the Property, and sales and other taxes thereon; (v) amounts charged by contractors for services, materials and supplies furnished in connection with the operation, repair and/or maintenance of any part of the Building and the Property, including, without limitation, the Common Areas (as hereinafter defined); (vi) management fees to Agent or other persons or management entities actually involved in the management and/or operation of the Property (which persons or management entities may be affiliates of Landlord); (vii) any capital improvements made by, or on behalf of, Landlord to the Building and/or the Property; (viii) legal, accounting and other professional fees incurred in connection with the operation, management and/or maintenance of the Property and/or the Building; (ix) Taxes, as hereinafter defined; (x) all of the charges properly allocable to the operation, maintenance or repair, replacement or restoration of the Building and/or the Property, all in accordance with generally accepted accounting principles; and (xi) Landlord's costs and expenses relating to its obligations under Section 13.2. Notwithstanding anything to the contrary, the Common Area Maintenance (CAM) charges are hereby capped at $0.36/ft through December 31, 1996 and all increases in the CAM charges to the Tenant shall not exceed 5% per year during any calendar year.

                  (b) TAXES. The term "Taxes" as referred to in clause (ix) above shall mean (i) all governmental taxes, assessments, fees, penalties and charges of every kind or nature (other than Landlord's income taxes), whether general, special, ordinary or extraordinary, due in connection with the ownership, leasing, or operation of the Property, the Building, or of the personal property and equipment located therein or used in connection therewith; and (ii) any expenses incurred by Landlord in contesting such taxes or assessments and/or the assessed value of the Building and/or the Property. For purposes hereof, Taxes for any year shall be Taxes that are due for payment or paid in that year rather than Taxes that are assessed, become a lien, or accrue during such year.

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                  (c)    OPERATING YEAR. The term "Operating Year" shall mean
          the calendar year commencing January 1st of each year (including the calendar year within which the Commencement Date occurs) during the Term.

          3.2 OBLIGATION OF ADDITIONAL RENT. Tenant shall pay as additional rent ("Additional Rent") its Proportionate Share of the Operating Expenses as set forth in Section 3.3. The Additional Rent commences to accrue upon the Commencement Date. The Additional Rent payable hereunder for the Operating Years in which the Term begins and ends shall be prorated to correspond to that portion of said Operating Years occurring within the Term. For the first Operating Year and the Operating Year in which this Lease terminates, Tenant's liability for Additional Rent shall be subject to a pro rata adjustment based upon the number of days of such Operating Year during which the Term is in effect. Additional Rent and any other sums due and payable under this Lease shall be adjusted upon receipt of the actual bills therefor and the obligations of this Article 3 shall survive the termination of the Lease.

          3.3 PAYMENT OF ADDITIONAL RENT. Landlord shall have the right to reasonably estimate the Additional Rent for each Operating Year. Upon Landlord's or Agent's notice to Tenant of such estimated amount, Tenant shall pay, on the first day of each month during that Operating Year, an amount (the "Estimated Additional Rent") equal to the estimate of the Additional Rent divided by the number of months in the applicable Operating Year or the fractional portion thereof remaining at the time Landlord delivered its notice of estimated Additional Rent due from Tenant. If the aggregate amount of Estimated Additional Rent actually paid by Tenant during any Operating Year for such period is less than Tenant's actual ultimate liability for Additional Rent determined pursuant to Section 3.2, Tenant shall pay the deficiency within twenty (20) days of demand. If the aggregate amount of Estimated Additional Rent actually paid by Tenant during a given Operating Year exceeds Tenant's actual liability for such Operating Year, the excess shall be credited against the Estimated Additional Rent due from Tenant during the immediately subsequent Operating Year, except that in the event that such excess is paid by Tenant during the final Lease Year, then upon the expiration of the Term, Landlord or Agent shall promptly pay Tenant the then-applicable excess after determination thereof. No interest shall be payable to Tenant on account of such payments of Estimated Additional Rent and such payments may be commingled.

          3.4 STOPS. Notwithstanding anything to the contrary herein, Operating Expenses shall not include any costs and expenses (collectively, the "Stopped Expenses") paid by Landlord for (i) real estate taxes levied against the Property, or (ii) premiums for insurance provided by Landlord relating to the Property and/or the Building, except to the extent either category of Stopped Expenses exceeds the corresponding amount of Stopped Expenses for such category in 1995.

          3.5 INITIAL OPERATING EXPENSE ESTIMATE. Landlord hereby notifies Tenant that Landlord's initial estimate of Additional Rent for the first Operating Year is $37,899.00; therefore, during that First Operating Year, $3,158.25 shall be due monthly as initial Estimated Additional Rent.

ARTICLE 4:   USE OF PREMISES AND COMMON AREAS; SECURITY DEPOSIT

          4.1 USE OF PREMISES. It is agreed and understood that the Premises shall be used for the purpose(s) set forth in Paragraph 1.6 above and for no other purpose whatsoever. Tenant shall not, at any time, use or occupy, or suffer or permit anyone to use or occupy, the Premises, or do or permit anything to be done in the Premises, in any manner that may (a) violate any Certificate of Occupancy for the Premises, the Property or for the Building; (b) cause, or be liable to cause, injury to the Building, the Property or any equipment, facilities or systems therein; (c) constitute a violation of the laws and requirements of any public authority or the requirements of insurance bodies or the rules and regulations of the Building or the Property; (d) impair or tend to impair the character, reputation or appearance of the Building as a first-class building; (e) impair or tend to impair the proper and economic maintenance, operation, and repair of the Building or the Property and/or their equipment, facilities or


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systems; or (f) unreasonably annoy, inconvenience or disrupt the operations or tenancies of other tenants or users of the Building or the Property, if any, or conflict with other tenants' leases.

          4.2 USE OF COMMON AREAS. As used herein, "Common Areas" shall mean all areas within the Building or Property which are available for the common use of tenants of the Building and which are not leased or held for the exclusive use of Tenant or other tenants, including, but not limited to, parking areas, driveways, sidewalks, loading areas, access roads, corridors, landscaping and planted areas. Landlord, from time to time, may change the size, location, nature and/or use of any of the Common Areas (but in no event may Landlord decrease the number of trailer parking spaces available to Tenant below the number otherwise required herein), and Tenant acknowledges that such activities may result in inconvenience to Tenant. Tenant's designated primary trailer parking is identified in EXHIBIT "A". Notwithstanding such inconvenience, such activities and changes are permitted if they do not materially affect Tenant's use of the Property. Tenant shall have the nonexclusive right (in common with other tenants and all others to whom Landlord has granted or may grant such rights) to use the Common Areas for the purposes intended, subject to such reasonable rules and regulations as Landlord may establish from time to time. At any time, Landlord may close or suspend access to any Common Areas to perform any acts in the Common Areas as, in Landlord's judgment, are desirable to improve or maintain the Premises, Building or Property. Except in case of an emergency, Landlord shall notify Tenant of any such closure or suspension at least ten (10) days in advance. Tenant shall not interfere with the rights of Landlord, other tenants or any other person entitled to use the Common Areas.

          4.3 SIGNAGE. Tenant shall not affix any sign of any size or character to the Building or any portion of the Property, without prior written approval of Landlord, which Landlord may withhold in its sole and absolute discretion. Tenant shall remove all signs of Tenant upon the expiration or earlier termination of this Lease and immediately repair any damage to the Property or the Building caused by, or resulting from, such removal.

          4.4 SECURITY DEPOSIT. Simultaneously with the execution and delivery of this Lease, Tenant shall deposit with Agent the sum set forth in Paragraph 1.9 above, in cash (the "Security"), representing security for the performance by Tenant of the covenants and obligations hereunder. The Security shall be held by Agent, without interest, in favor of Tenant; provided, however, that no trust relationship shall be deemed created thereby and the Security may be commingled with other assets of Landlord. In the event Tenant defaults in the performance of any of its covenants hereunder, Landlord or Agent may, without notice to Tenant, apply the whole or any part of the Security, to the extent required for the payment of any Base Rent, Additional Rent or any other sums that may be due from Tenant hereunder, in addition to any other remedies available to Landlord. In the event Landlord or Agent shall so apply the Security, Tenant shall, upon demand, immediately deposit with Agent a sum equal to the amount so used. Tenant's failure to do so shall constitute a default under this Lease. If Tenant fully and faithfully complies with all the covenants hereunder, the Security (or any balance thereof) shall be returned to Tenant within thirty (30) days after the last to occur of (i) the date the Term has expired or is terminated, (ii) delivery to Landlord of possession of the Premises and (iii) Landlord's or Agent's inspection of the Premises and determination that all obligations of Tenant under this Lease have been fully satisfied. Landlord may deliver the Security to any purchaser of Landlord's interest in the Premises [or any Successor Landlord (defined below), if applicable], and thereupon Landlord and Agent shall be discharged from any further liability with respect to the same. Each time the Base Rent is increased, Tenant shall deposit additional funds with Landlord sufficient to increase the Security to an amount which bears the same relationship to the increased rent as the initial Security bore to the initial Base Rent, Notwithstanding anything to the contrary herein, if during that portion of the Term prior to and including January 1, 1997, Tenant has never been in breach of or default under this Lease, Landlord shall apply the Security toward Tenant's obligation to pay Base Rent on that date, after which this Section 4.4 shall be of no further force or effect. In the event Tenant's obligation to pay Base Rent on January 1, 1997 exceeds the amount of the Security, Tenant shall be obligated to pay the difference to Landlord on such date as Base Rent.


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ARTICLE 5:   CONDITION AND DELIVERY OF PREMISES

          5.1 CONDITION OF PREMISES. Tenant agrees that Tenant is familiar with the condition of the Premises, the Building and the Property and Tenant hereby accepts the foregoing on an "AS-IS," "WHERE-IS" basis. Tenant acknowledges that neither Landlord nor Agent nor any representative of Landlord has made any representation as to the condition of the foregoing or the suitability of the foregoing for Tenant's intended use. Tenant represents and warrants that Tenant has made its own inspection of the foregoing and is not relying on any representation of Landlord with respect thereto. Neither Landlord nor Agent shall be obligated to make any repairs, replacements or improvements of any kind or nature to the foregoing in connection with, or in consideration of, this Lease, except with respect to any repairs and improvements expressly and specifically described in EXHIBIT "C" attached hereto ("Work Items"). Landlord agrees to enforce, or cause Agent to enforce, upon Tenant's request, all manufacturer's or contractor's warranties, if any, given in connection with the Work Items.

          5.2 DELAY IN COMMENCEMENT. Landlord shall not be liable to Tenant if Landlord does not deliver possession of the Premises to Tenant on the Commencement Date. The obligations of Tenant under the Lease shall not thereby be affected, except that the Commencement Date shall be delayed until Landlord delivers possession of the Premises to Tenant, and the Lease Term shall be extended by a period equal to the number of days of delay in delivery of possession of the Premises to Tenant, plus the number of days necessary to end the Lease Term on the last day of a month. If Landlord does not deliver possession of the Premises to Tenant within sixty (60) days after the Commencement Date, Tenant may elect to cancel this Lease by giving written notice to Landlord within ten (10) days after the sixty (60) day period ends. If Tenant does not give such notice, Tenant's right to cancel the Lease shall conclusively and irrevocably expire and the Lease Term shall commence upon the delivery of possession of the Premises to Tenant.

ARTICLE 6:   SUBORDINATION; NOTICES TO SUPERIOR LESSORS AND MORTGAGEES;
             ATTORNMENT

          6.1 SUBORDINATION OF LEASE. This Lease, and all rights of Tenant hereunder, are subject and subordinate to all ground leases of the Property now or hereafter existing and to all mortgages or trust deeds (all of which are hereafter referred to collectively as "Mortgages"), which may now or hereafter affect or encumber all or any portion of the Property and the Building. This subordination shall apply to each and every advance made, or to be made, under such Mortgages; to all renewals, modifications, replacements and extensions of such Mortgages; and to "spreaders" and consolidations of such Mortgages. In confirmation of such subordination, Tenant shall from time to time promptly execute, acknowledge and deliver any instrument that Landlord may from time to time reasonably require in order to evidence or confirm such subordination. Subject to the provisions of Section 6.3. If Tenant fails to execute, acknowledge or deliver any such instrument within twenty (20) days after request therefor, Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's attorney-in-fact, which appointment is coupled with an interest, to execute and deliver any such instruments for and on behalf of Tenant. Tenant acknowledges that this Lease has been (and, in the future, may be) assigned by Landlord to a Superior Mortgagee (defined below) as additional collateral security for the loans secured by the Superior Mortgage (defined below) held by such Superior Mortgagee. Any ground lease to which this Lease is subject and subordinate is hereinafter referred to as a "Superior Lease," the lessor under a Superior Lease is hereinafter referred to as a "Superior Lessor," and the lessee thereunder, a "Superior Lessee"; and any Mortgage to which this Lease is subject and subordinate is hereinafter referred to as a "Superior Mortgage," and the holder of a Superior Mortgage is hereinafter referred to as a "Superior Mortgagee." Notwithstanding the foregoing, at Landlord's election, this Lease may be made senior to the lien of any Superior Mortgage, if and only if the Superior Mortgage thereunder so requests.

          6.2 NOTICE IN THE EVENT OF DEFAULT. If any act or omission of Landlord or Agent would give Tenant the right to cancel or terminate this Lease, or to claim a partial or total eviction, Tenant shall not exercise such right
(a) until it has given, by registered or certified mail, return receipt requested, written notice of such act or omission to Landlord and to each Superior Mortgagee and Superior Lessor whose name and address shall previously have been furnished to Tenant, and (b) until a thirty
(30)-day period for remedying such act or omission shall have elapsed following the giving of such notice; provided, however, that said thirty (30)-day cure period shall be automatically extended in the event that the act or omission cannot, by its nature, be cured within thirty (30) days and one or more of Landlord, the Superior Mortgagee or the Superior Lessor is diligently proceeding to cure said default.

          6.3 SUCCESSOR LANDLORD. If any Superior Lessor or Superior Mortgagee shall succeed to the rights of Landlord hereunder, then, at the request of such party (hereinafter referred to as "Successor Landlord"), Tenant shall attorn to and recognize each Successor Landlord as Tenant's landlord under this Lease and shall promptly execute and deliver any instrument such Successor Landlord may reasonably request to further evidence such attornment. Tenant hereby acknowledges that in the event of such succession, then from and after the date on which the Successor Landlord acquires Landord's rights and interest under this Lease (the "Succession Date"), the rights and remedies available to Tenant under this Lease with respect to any obligations of any Successor Landlord shall be limited to the equity interest of the Successor Landlord in the Property; and the Successor Landlord shall not (a) be liable for any act, omission or default of Landlord or other prior lessor under this Lease; (b) be required to make or complete any tenant improvements or capital improvements, or to repair, restore, rebuild or replace the Premises or any part thereof in the event of damage, casualty or condemnation; or (c) be required to pay any amounts to Tenant that are due and payable, under the express terms of this Lease, prior to the Succession Date. Additionally, from and after the Succession Date, Tenant's obligation to pay Base Rent and Additional Rent (as provided in Articles 2 and 3 hereof) shall not be subject to any abatement, deduction, set-off or counterclaim against the Successor Landlord that arises as a result of, or due to, a default of Landlord or any other lessor that occurs prior to the Succession Date. Moreover, no Successor Landlord shall be bound by any advance payments of Base Rent and Additional Rent made prior to the calendar month in which the Succession Date occurs, nor by any security deposit that is not actually delivered to, and received by, the Successor Landlord. Landlord, shall request of any Superior Mortgagee that such Superior Mortgagee execute the subordination, non-disturbance and attornment agreement with Tenant, in the form as attched in Exhibit "F".

ARTICLE 7:   QUIET ENJOYMENT

          So long as Tenant pays all of the Base Rent and Additional Rent and performs all of its other obligations hereunder, Tenant shall not be disturbed in its possession of the Premises by Landlord, Agent or any other person lawfully claiming through or under Landlord, subject to the provisions of this Lease. This covenant shall be construed as a covenant running with the Property and is not a personal covenant of Landlord.

ARTICLE 8:   ASSIGNMENT, SUBLETTING AND MORTGAGING

          8.1 PROHIBITION. Tenant acknowledges that this Lease and the Base Rent and Additional Rent due under this Lease have been agreed to by Landlord in reliance upon Tenant's reputation and creditworthiness; therefore, Tenant shall not, whether voluntarily, or by operation of law, or otherwise: (a) assign or otherwise transfer this Lease; (b) sublet the Premises or any part thereof, or allow the same to be used or occupied by anyone other than Tenant; or (c) mortgage, pledge, encumber, or otherwise hypothecate this Lease or the Premises, or any part thereof, in any manner whatsoever, without in each instance obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Any violation of the foregoing provisions shall constitute a default under this Lease and, thereupon, Landlord shall have the option to cancel the same and proceed, at Landlord's election, in accordance with the provisions set forth in this Lease. Any consent by Landlord to a particular assignment, sublease or mortgage shall not constitute consent or approval of any subsequent assignment, sublease or mortgage, and Landlord's written approval shall be required in all such instances. In the event that Landlord consents to any assignment or sublease, Landlord shall not be deemed to have agreed to release Tenant from its obligation hereunder and Tenant shall remain liable hereunder. Any purported assignment, mortgage, transfer, pledge or sublease made without the prior written consent of Landlord shall be absolutely null and void and of no legal force or effect. Notwithstanding anything to the contrary herein, Landlord hereby consents to Tenant subleasing the Premises, as of the date hereof, to Tenant's affiliate United Industries Corporation.

          8.2 RIGHTS OF LANDLORD. If this Lease is assigned, or if the Premises (or any part thereof) are sublet or used or occupied by anyone other than Tenant, whether or not in violation of this Lease, Landlord or Agent may (without prejudice to, or waiver of its rights), collect rent from the assignee, subtenant or occupant. Landlord or Agent may apply the net amount collected to the Base Rent and Additional Rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of the provisions of this Article 8 or the acceptance of the assignee, subtenant or occupant as a successor tenant, or a release of Tenant from the performance of its obligations hereunder. Tenant covenants that, notwithstanding any assignment or transfer, and notwithstanding the acceptance of Base Rent and/or Additional Rent by Landlord or Agent from an assignee, transferee, or any other party, it shall remain fully liable for the payment of the Base Rent and Additional Rent and for the other obligations of this Lease to be performed or observed by Tenant. With respect to the allocable portion of the Premises sublet, in the event that the total rent and any other considerations (whether cash or non-cash) received under any sublease by Tenant is greater than the total Base Rent and Additional Rent required to be paid, from time to time, under this Lease, Tenant shall pay to Agent one hundred percent (100%) of such excess as received from any subtenant and such amount shall be deemed a component of Additional Rent under this Lease. Notwithstanding anything to the contrary herein, the provisions of this Section 8.2 shall not apply to the sublease contemplated by the last sentence of Section 8.1.

          8.3 PERMITTED TRANSFERS. The provisions of Section 8.1(a) shall apply to a transfer of a majority of the voting stock of Tenant or to any other change in voting control of Tenant (if Tenant is a corporation), in one (1) or more transactions, or to a transfer of a majority of the general partnership interests in Tenant or managerial control of Tenant (if Tenant is a partnership), or to any comparable transaction involving any other form of business entity, whether effectuated in one (1) or more transactions, as if such transfer were an assignment of this Lease; but said provisions shall not apply to a transfer to a corporation into or with which Tenant is merged or consolidated, or to which substantially all of Tenant's assets are transferred, or to any corporation that controls or is controlled by Tenant, or is under common control with Tenant, provided in any of such events (a) the successor to Tenant has a net worth (computed in accordance with generally accepted accounting principles), at least equal to the greater of (i) the net worth of Tenant immediately prior to such merger, consolidation or transfer or (ii) the net worth of Tenant on the date of this Lease AND (b) proof satisfactory to Landlord of such net worth shall have been delivered to Landlord at least ten
(10) days prior to the effective date of any such transaction. Any such permitted transferee shall execute and deliver to Landlord any and all documentation reasonably required by Landlord in order to evidence assignee's assumption of all obligations of Tenant hereunder.

ARTICLE 9:   COMPLIANCE WITH LAWS

          If any license or permit is required for the conduct of Tenant's business in the Premises, Tenant, at its expense, shall procure such license prior to the first day of the Term, and shall maintain in good standing and renew such license or permit. Tenant shall give prompt notice to Landlord of any notice it receives of the violation of any law or requirement of any governmental or administrative authority with respect to the Premises or the use or occupation thereof. Tenant shall, at Tenant's expense, comply with all laws and requirements of any governmental or administrative authorities that impose any duty on Landlord, Agent or Tenant arising from Tenant's actions regarding its business operations or use of the Premises and Tenant shall pay all expenses, fines and damages that are imposed upon any or all of Landlord, Agent, any Superior Lessee, Superior Lessor or Superior Mortgagee, by reason or arising out of Tenant's failure to fully and promptly comply with and observe the provisions of this Article.

ARTICLE 10:  INSURANCE

          10.1 TENANT ACTIVITIES. Tenant shall not violate, or permit the violation of, any condition imposed by any insurance policy issued in respect of the Property and/or the Building and shall not do, or permit anything to be done, or keep or permit anything to be kept in the Premises, that would: (a) subject any or all of Landlord, Agent, any Superior Lessor, any Superior Lessee or any Superior Mortgagee to any liability or responsibility for personal injury or death or property damage; (b) result in insurance companies of good standing refusing to insure (or imposing special conditions on insuring) any or all of the Property, the Building or the property therein, in amounts reasonably satisfactory to Landlord; and (c) result in the cancellation of (or the assertion of any defense by the insurer, in whole or in part, to claims under) any policy of insurance with respect to any or all of the Property, the Building or the property therein. Landlord acknowledges that Tenant sells consumer insecticides and lawn and garden products.

          10.2 WAIVER OF RIGHT OF RECOVERY. None of Landlord, Agent or Tenant shall be liable to one another [or to any insurance company (by way of subrogation or otherwise) insuring any such party] for any loss or damage to the Building, the Premises, the Property, the structure of the Building, other tangible property located on the Property or in the Building, or any resulting loss of income, or losses under workers' compensation laws and benefits, despite the fact that such loss or damage might have been occasioned by the negligence or misconduct of such party, its agents or employees, provided that any such loss or damage is covered by insurance benefitting the party suffering such loss or damage. Each of Landlord, Agent and Tenant shall secure an appropriate clause in, or an endorsement upon, each insurance policy obtained by it and covering or applicable to the Property, the Building, the Premises and the personal property, fixtures, and equipment located therein or thereon, pursuant to which the insurance company consents to such waiver of right of recovery. The waiver of right of recovery set forth above in this Section 10.2 shall extend to Landlord, Agent, Tenant, and their respective agents and employees, and each Superior Lessor, Superior Mortgagee, and to other appropriate parties designated by Landlord (collectively, "Superior Parties").

          10.3 INSURANCE TO BE MAINTAINED BY TENANT. Tenant shall, at is sole cost and expense, at all times during the Term (and any extensions thereof) obtain and pay for and maintain in full force and effect the insurance policy or policies described in EXHIBIT "D" attached hereto. Certified copies of all insurance policies required pursuant to this Lease (or certificates thereof, in form and substance acceptable to Landlord), shall be delivered to Landlord not less than ten (10) days prior to the Commencement Date. If Tenant fails to submit such policies or certificates to Landlord within the specified time, or otherwise fails to obtain and maintain insurance coverages in accordance with this Section 10.3, then Landlord, at Landlord's sole option, may, but shall not be obligated to, procure such insurance on behalf of, and at the expense of, Tenant. Tenant shall reimburse Landlord for such amounts upon demand, it being understood that any such sums for which Tenant is required to reimburse Landlord shall constitute Additional Rent under this Lease.

ARTICLE 11:  ALTERATIONS

          11.1 PROCEDURAL REQUIREMENTS. Tenant may, from time to time, at its expense, make such alterations or improvements in and to the Premises (hereinafter collectively referred to as "Alterations") excluding structural changes, as Tenant may reasonably consider necessary for the conduct of its business in the Premises; provided, however, that the written consent of Landlord is first obtained for all such Alterations equal to or greater than $10,000 in cost. Landlord's consent to Alterations shall not be unreasonably withheld, provided that: (a) the Alterations are non-structural and the structural integrity of the Building shall not be affected; (b) Tenant shall have provided Landlord with detailed plans for such Alterations in advance of requesting Landlord's consent; (c) the Alterations are to the interior of the Premises and no part of the interior not used exclusively by Tenant (common area or otherwise) or the exterior of the Building shall be affected; (d) the proper functioning of the mechanical, electrical, sanitary and other service systems of the Building shall not be adversely affected and the usage of such systems by Tenant shall not be increased; (e) Tenant shall have appropriate insurance coverage reasonably satisfactory to Landlord regarding the performance and installation of the Alterations; (f) the Alterations shall conform with all other requirements of this Lease; (g) the Alterations have no effect on other Premises in the Building; and (h) before proceeding with any Alterations, Tenant shall submit to Agent, for Landlord's approval, plans and specifications and all permits for the work to be done and Tenant shall not proceed with such work until it has received said approval. Tenant shall obtain and deliver to Agent (if so requested) either (i) a performance bond and a labor and materials payment bond in form satisfactory to Landlord, each in an amount equal to one hundred fifteen percent (115%) of the estimated cost of the Alterations, or (ii) such other security as shall be reasonably satisfactory to Landlord.

          11.2 PERFORMANCE OF ALTERATIONS. Tenant, at its expense, shall obtain all necessary governmental permits and certificates for the commencement and prosecution of Alterations and for the final approval thereof upon completion, and shall cause the Alterations to be performed in compliance with all applicable permits, laws and requirements of public authorities, or all entities holding mortgages on the Building and with Landlord's rules and regulations or any other restrictions that Landlord or Agent may impose on the Alterations. Tenant shall cause the Alterations to be diligently performed in a good and workmanlike manner, using new materials and equipment at least equal in quality and class to the standards for the Building established by Landlord or Agent. Alterations shall be performed by contractors first approved by Landlord, and Tenant's agents, contractors, workmen, mechanics, suppliers and invitees shall work in harmony, and not interfere with, Landlord and its agents and contractors (if any) or with any other tenants or occupants of the Building. Tenant shall provide Landlord with "as built" plans, copies of all construction contracts, governmental permits and certificates and proof of payment for all labor and materials, including, without limitation, copies of paid invoices and final lien waivers.

          11.3    LIEN PROHIBITION.

                  11.3.1 BY TENANT. Tenant shall pay when due all claims for labor and material furnished to the Premises in connection with the Alterations. Tenant shall give Landlord at least twenty (20) days prior written notice of the commencement of any work at the Premises, and Landlord may elect to record and post notices of non-responsibility at the Premises. Tenant shall not permit any mechanics or materialmen's liens to attach to the Premises, the Building, the Property, or Tenant's leasehold estate. Tenant, at its expense, shall procure the satisfaction or discharge of record of all such liens and encumbrances within fifteen (15) days after the filing thereof. In the event Tenant has not so performed, Landlord may, at its option, pay and discharge such liens and Tenant shall be responsible to reimburse Landlord for all costs and expenses incurred in connection therewith, together with interest thereon at the rate set forth in Section 21.3 below, which expenses shall include reasonable fees of attorneys of Landlord's choosing, and any costs in posting bond to effect discharge or release of the lien as an encumbrance against the Premises, the Building or the Property.

                  11.3.2 BY LANDLORD. Landlord shall pay when due all claims for labor and material furnished to the Premises in connection with alterations which it performs. Landlord shall give Tenant at least twenty (20) days prior written notice of the commencement of any such work at the Premises, and Tenant may elect to record and post notices of non-responsibility at the Premises. Landlord shall not permit any mechanics or materialmen's liens resulting from Landlord's alterations to Tenant's leasehold estate. Landlord, at its expense and option, shall either procure the satisfaction or discharge of record of all such liens and encumbrances within fifteen (15) days after the filing thereof or post a reasonable bond therefor.

ARTICLE 12:  LANDLORD'S AND TENANT'S PROPERTY

          12.1 LANDLORD'S PROPERTY. All fixtures, machinery, equipment, improvements and appurtenances to, or built into, the Premises at the commencement of, or during the Term, whether or not placed there by or at the expense of Tenant, shall be and remain a part of the Premises; shall be deemed the property of Landlord (the "Landlord's Property"), without compensation or credit to Tenant; and shall not be removed by Tenant unless Landlord requests their removal. Further, any personal property in the Premises on the Commencement Date, movable or otherwise, unless installed and paid for by Tenant, shall be and shall remain the property of Landlord and shall not be removed by Tenant. In no event shall Tenant remove any of the following materials or equipment without Landlord's prior written consent: any power wiring or power panels, lighting or lighting fixtures, wall or window coverings, carpets or other floor coverings, heaters, air conditioners or any other heating or air conditioning equipment, fencing or security gates, or other similar building operating equipment and decorations.

          12.2 TENANT'S PROPERTY. All movable non-structural partitions, business and trade fixtures, machinery and equipment, communications equipment and office equipment, whether or not attached to, or built into, the Premises, which are installed in the Premises by, or for the account of, Tenant without expense to Landlord and that can be removed without structural damage to the Building, and all furniture, furnishings and other articles of movable personal property owned by Tenant and located in the Premises (collectively, the "Tenant's Property") shall be and shall remain the property of Tenant and may be removed by Tenant at any time during the Term, provided Tenant repairs or pays the cost of repairing any damage to the Premises or to the Building resulting from the installation and/or removal thereof.

          12.3 REMOVAL OF TENANT'S PROPERTY. At or before the Expiration Date, or the date of any earlier termination, Tenant, at its expense, shall remove from the Premises all of Tenant's Property (except such items thereof as Landlord shall have expressly permitted, in writing, to remain, which property shall become the property of Landlord), and Tenant shall repair any damage to the Premises or the Building resulting from any installation and/or removal of Tenant's Property. Any other items of Tenant's Property that shall remain in the Premises after the Expiration Date, or following an earlier termination date, may, at the option of Landlord, be deemed to have been abandoned, and in such case, such items may be retained by Landlord as its property or be disposed of by Landlord, in Landlord's sole and absolute discretion and without accountability, at Tenant's Expense. Notwithstanding the foregoing, if Tenant is in default under the terms of this Lease, it may remove its Property from the Premises only upon the express written direction of Landlord.

ARTICLE 13:  REPAIRS AND MAINTENANCE

          13.1 TENANT REPAIRS AND MAINTENANCE. Tenant shall, at its expense, throughout the Term, maintain and preserve, in first-class condition, the Premises, the fixtures and appurtenances therein, including, without limitation, any demising walls, doors, glass and docks. Subject to the requirements of
Section 13.2, Tenant shall also be responsible for all structural and non-structural repairs and replacements, interior and exterior, ordinary and extraordinary, in and to the Premises and the Building and the facilities and systems thereof, if and to the extent that the need for such repairs or replacements, arises directly or indirectly from (a) the performance or existence of any Alterations, (b) the installation, use or operation of Tenant's Property in the Premises, (c) the moving of Tenant's Property in or out of the Premises and/or the Building, or (d) any act, omission, misuse, or neglect of Tenant or any of its subtenants or its or their respective employees, agents, contractors, invitees, or others entering into the Premises by act or omission of Tenant or any subtenant. Tenant, at its expense, shall promptly replace or repair all scratched, damaged, or broken doors and glass in and about the Premises and floor coverings in the Premises and repair and maintain all sanitary and electrical fixtures therein; provided, however, that all replacement materials and methods of replacement shall be approved in writing by Landlord prior to installation. Tenant shall promptly make, at Tenant's expense, all repairs in or to the Premises other than those for which Landlord has agreed to be responsible pursuant to Paragraph 13.2, and any repairs or replacements required to be made by Tenant to the mechanical, electrical, sanitary, heating, ventilating, air conditioning, or other systems of the Building or Premises shall be performed by contractors approved by Landlord, which approval shall not be unreasonably withheld. All such repairs or replacements shall be subject to the supervision and control of Landlord or Agent, and all repairs and replacements shall be made with materials of equal or better quality than the items being repaired or replaced.

          13.2 LANDLORD REPAIRS. Notwithstanding anything contained herein to the contrary, Landlord (and not Tenant) shall be responsible for the repair, replacement and restoration of the foundation, exterior load bearing walls, roof structure and roof covering, tuckpointing of the Building, and the Common Areas, including, without limitation, the parking lots and service roads (including snow removal), any landscaping, lawns and lawn sprinklers, fire alarm systems (and the monitoring thereof), sprinkler systems and the central HVAC plant; provided, however, that in the event that any such repair, replacement or restoration is necessitated by any or all of the matters set forth in Clauses 13.1(a), (b), (c) or (d), then Tenant shall be required to reimburse Landlord for all costs and expenses that Landlord incurs in order to perform such repair, replacement or restoration, and such reimbursement shall be paid, in full, within ten (10) days after Landlord's delivery of demand therefor. Landlord agrees to commence the repairs, replacements or restoration described in this Paragraph 13.2 within a reasonable period of time after receiving from Tenant written notice of the need for such repairs.

          13.3 TENANT EQUIPMENT. Tenant shall not place a load upon any floor of the Premises that exceeds either the load per square foot that such floor was designed to carry or that which is allowed by law. Business machines and mechanical equipment belonging to Tenant that cause noise or vibrations that may be transmitted to the structure of the Building or to the Premises to such a degree as to be objectionable or of concern to Landlord shall, at Tenant's expense, be placed and maintained by Tenant in settings or cork, rubber or spring-type vibration eliminators sufficient to eliminate such noise or vibration. Tenant, at its sole costs and expense, shall be permitted to install, operate and maintain a microwave transmitter/receiver system without any additional consideration to be paid to Landlord. The placement of the equipment must be approved by Landlord prior to its installation. Tenant shall be responsible for the removal of said equipment prior to the expiration of this Lease or any extensions of the Term.

ARTICLE 14:  UTILITIES

          14.1 PURCHASING UTILITIES. Tenant shall purchase all utility services from the utility or municipality providing such service; shall provide for scavenger, cleaning and extermination services; and shall pay for such services when payments are due. Tenant shall be solely responsible for the repair and maintenance of any meters necessary in connection with such services.

          14.2 USE OF ELECTRICAL ENERGY BY TENANT. Tenant's use of electrical energy in the Premises shall not, at any time, exceed the capacity of (i) any of the electrical conductors and equipment in or otherwise servicing the Premises; or (ii) the Building's heating, ventilating and air-conditioning ("HVAC") systems. In order to insure that such capacity is not exceeded and to avert possible adverse effects upon the Building's electric service, Tenant shall not, without Landlord's prior written consent in each instance, make any alteration or addition to the electrical and HVAC systems of the Premises existing on the Commencement Date.

ARTICLE 15:  INVOLUNTARY CESSATION OF SERVICES

          Landlord reserves the right, without any liability to Tenant and without affecting Tenant's covenants and obligations hereunder, to stop service of the heating, air conditioning, electric, sanitary, elevator (if any), or other Building systems serving the Premises, or to stop any other services required by Landlord under this Lease, whenever and for so long as may be necessary by reason of (i) accidents, emergencies, strikes, or the making of repairs or changes which Landlord or Agent in good faith deems necessary or (ii) any other cause beyond Landlord's reasonable control. Further, it is also understood and agreed that Landlord or Agent shall have no liability or responsibility for a cessation of services to the Premises, in the Building or to the Property that occurs as a result of causes beyond Landlord's or Agent's reasonable control. No such interruption of service shall be deemed an eviction or disturbance of Tenant's use and possession of the Premises or any part thereof, or render Landlord or Agent liable to Tenant for damages, or relieve Tenant from performance of Tenant's obligations under this Lease, including, but not limited to, the obligation to pay Base Rent and Additional Rent.

ARTICLE 16:  LANDLORD'S RIGHTS

          16.1 LANDLORD'S RIGHTS OF ACCESS. Landlord, Agent and their respective agents, employees and representatives shall have the right to enter and/or pass through the Premises at any time or times (a) to examine and inspect the Premises and to show them to actual and prospective Superior Parties or prospective purchasers or mortgagees of the Building or providers of capital to Landlord and its affiliates and all consultants and advisors relating therefor; and (b) to make such repairs, alterations, additions and improvements in or to the Premises and/or in or to the Building or its facilities and equipment as Landlord is required or desires to make; provided, however, that Landlord shall use (and cause Agent to use) reasonable efforts to avoid disturbing Tenant, Tenant's employees and Tenant's business operations. Landlord and Agent shall be allowed to take all materials into and upon the Premises that may be required in connection therewith, without any liability to Tenant and without any reduction or modification of Tenant's covenants and obligations hereunder. During the period of six (6) months prior to the Expiration Date (or at any time, if Tenant has vacated or abandoned the Premises), Landlord and its agents may exhibit the Premises to prospective tenants. Landlord shall give Tenant reasonable prior notice of its entry, except in the case of emergency.

          16.2 LANDLORD'S RIGHT TO REPAIR AND MAINTAIN. Landlord and Agent reserve the right, at any time, without incurring any liability to Tenant, and without affecting or reducing any of Tenant's covenants and obligations hereunder, to decorate and to make, at Landlord's expense, repairs, alterations, additions and improvements (structural or otherwise), in or to the Premises, the Building or any part thereof, or the Property (including, without limitation, those described in Section 4.2) and during such operations to take into and through the Premises or any part of the Building all material required, and to close or temporarily suspend operation of entrances, doors, corridors, elevators or other facilities. Landlord or Agent may do any such work during regular business hours, or such other hours upon which Landlord and Tenant may agree. Nothing set forth above implies obligations of improvement beyond the Work Items per EXHIBIT "C".

          16.3 OTHER LANDLORD RIGHTS. Landlord and Agent shall have the following rights exercisable, without notice and without liability to Tenant, for damage or injury to persons, property or business and without being deemed an eviction or disturbance of Tenant's use or possession of the Premises or giving rise to any claim for setoff or abatement of rent: (i) to designate and/or approve, prior to installation, all types of signs; (ii) to sell or otherwise transfer the Property or Building and assign and pass through all of Landlord's obligations hereunder to the new owner; (iii) to have pass keys, access cards, or both, to the Premises; and (iv) to decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy at any time after Tenant vacates or abandons the Premises with no intention of reoccupying the Premises.

ARTICLE 17:  NON-LIABILITY AND INDEMNIFICATION

          17.1 NON-LIABILITY. None of Landlord, Agent, Landlord Affiliates, any other managing agent, Superior Parties, or their respective affiliates, owners, partners, directors, officers, agents and employees shall be liable to Tenant for any loss, injury, or damage, to Tenant or to any other person, or to its or their property, irrespective of the cause of such injury, damage or loss, unless caused by, or resulting from, the negligence of Landlord, Agent or their respective agents, servants or employees in the operation or maintenance of the Premises, the Building, or the Property (subject, however, to the doctrine of comparative negligence in the event of negligence on the part of Tenant or any of its contractors). Further, none of Landlord, Agent, any other managing agent, Superior Parties, or their respective partners, directors, officers, agents and employees shall be liable (a) for any such damage caused by other tenants or persons in, upon or about the Building or the Property, or caused by operations in construction of any private, public or quasi-public work; or (b) with respect to matters for which Landlord is liable, for consequential or indirect damages purportedly arising out of any loss of use of the Premises or any equipment or facilities therein by Tenant or any person claiming through or under Tenant.


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

          17.2 TENANT INDEMNIFICATION. Tenant hereby indemnifies, defends, and holds Landlord and all Landlord Affiliates harmless from and against any and all claims, causes of action, liabilities, damages, costs, losses and expenses (including, but not limited to reasonable legal, engineering and consulting fees of engineers, attorneys and consultants selected by Landlord) arising from or in connection with (a) the conduct or management of the Premises or any business therein, or any work or Alterations done, or any condition created (other than by Landlord) in or about the Premises during the Term or during the period of time, if any, prior to the Commencement Date that Tenant may have been given access to the Premises, including any and all mechanics and other liens and encumbrances; (b) any act, omission or negligence of Tenant or any of its subtenants or licensees or their partners, directors, officers, agents, employees, invitees or contractors; (c) any accident, injury or damage whatsoever (unless caused by Landlord's negligence) occurring in, at or upon the Premises; (d) any breach or default by Tenant in the full and prompt payment and performance of Tenant's obligations under this Lease; (e) any breach by Tenant of any of its warranties and representations under this Lease; and (f) any actions necessary to protect Landlord's interest under this Lease in a bankruptcy proceeding or other proceeding under the Bankruptcy Code. In case any action or proceeding is brought against Landlord or any Landlord Affiliate by reason of any such claim, Tenant, upon notice from any or all of Landlord, Agent or any Superior Party, shall resist and defend such action or proceeding by counsel reasonably satisfactory to, or selected by, Landlord or such Superior Lessor or Superior Mortgagee. Tenant's obligations under this Section 17.2 shall survive the termination of this Lease for any reason.

          17.3 FORCE MAJEURE. The obligations of Tenant hereunder shall not be affected, impaired or excused, and Landlord shall have no liability whatsoever to Tenant, with respect to any act, event or circumstance arising out of (a) Landlord's failure to fulfill, or delay in fulfilling any of its obligations under this Lease by reason of labor dispute, governmental preemption of property in connection with a public emergency or shortages of fuel, supplies, or labor, or any other cause, whether similar or dissimilar, beyond Landlord's reasonable control; or (b) any failure or defect in the supply, quantity or character of utilities furnished to the Premises, or by reason of any requirement, act or omission of any public utility or others serving the Building or the Property, beyond Landlord's reasonable control. Tenant shall not hold Landlord or Agent liable for any latent defect in the Premises or the Building, nor shall Landlord be liable for injury or damage to person or property caused by fire, or theft, or resulting from the operation of heating or air conditioning or lighting apparatus, or from falling plaster, or from steam, gas, electricity, water, rain, snow, ice, or dampness, that may leak or flow from any part of the Building, or from the pipes, appliances or plumbing work of the same. Tenant agrees that under no circumstances shall Landlord or Agent be liable to Tenant or any third party for any loss of, destruction of, damage to or shortage of any property; including, but not limited to, Tenant's Property.

          17.4 LIMITATION OF LIABILITY. Notwithstanding anything to the contrary contained in this Lease, the liability of Landlord (and of any Successor Landlord hereunder) to Tenant shall be limited to the interest of Landlord in the Property, and Tenant agrees to look solely to Landlord's interest in the Property for the recovery of any judgment or award against Landlord, it being intended that Landlord shall not be personally liable for any judgment or deficiency. Tenant hereby covenants that, prior to the filing of any suit for an alleged default by Landlord hereunder, it shall give Landlord and all Superior Mortgagees about whom Tenant has been notified, notice and reasonable time to cure such alleged default by Landlord. In addition, Tenant acknowledges that Agent is acting solely in its capacity as agent for Landlord and, shall not be liable for any obligations, liabilities, losses or damages arising out of or in connection with this Lease, all of which are expressly waived by Tenant.

ARTICLE 18:  DAMAGE OR DESTRUCTION

          18.1 NOTIFICATION. Tenant shall give prompt notice to Landlord and Agent of (a) any occurrence in or about the Premises, the Building or the Property for which Landlord or Agent might be liable, (b) any fire or other casualty to the Premises, the Building or the Property, (c) any damage to, or defect in, the Premises, the Building or the Property, for the repair of which Landlord or Agent might be responsible, and (d) any damage to or defect in any part or appurtenance of the Building's sanitary, electrical, HVAC, elevator or other systems located in or passing through the Premises or any part thereof.

          18.2 REPAIR PROVISIONS. Subject to the provisions of Section 18.4 below, if the Building or the Premises are damaged by fire or other casualty, Landlord shall repair or cause Agent to repair the damage and restore and rebuild the Building and/or the Premises (except for Tenant's Property) with reasonable dispatch after (a) notice to it of the damage or destruction and (b) the collection of the insurance proceeds attributable to such damage, and Tenant shall repair the damage to and restore and repair Tenant's Property, with reasonable dispatch after such damage or destruction. Such work by Tenant shall be deemed Alterations for the purposes of this Lease.

          18.3 RENTAL ABATEMENT. If (a) the Building is damaged by fire or other casualty thereby causing the Premises to be inaccessible or (b) the Premises are partially damaged by fire or other casualty, the Base Rent and the Additional Rent shall be abated.

          18.4 TOTAL DESTRUCTION. If the Building or the Premises shall be totally destroyed by fire or other casualty, or if the Building shall be so damaged by fire or other casualty that (in the opinion of a reputable contractor or architect designated by Landlord) (i) its repair or restoration requires more than one hundred eighty (180) days or (ii) such repair or restoration requires the expenditure of more than fifty percent (50%) of the full insurable value of the Building immediately prior to the casualty or (iii) the damage is less than the amount stated in (ii) above, but occurs during the last two (2) years of Lease Term, Landlord and Tenant shall each have the option to terminate this Lease within five (5) days after said contractor or architect has given written notice of its opinion to Landlord and Tenant, but in all events prior to the commencement of any restoration of the Premises or the Building by Landlord. In such event, the termination shall be effective as of the 180th date after the date on which the casualty occurs. If (A) any Superior Party or other party entitled to the insurance proceeds fails to make such proceeds available to Landlord in an amount sufficient for restoration of the Premises or the Property, or (B) the issuer of any casualty insurance policies on the Property fails to make available to Landlord sufficient proceeds for restoration of the Premises or the Property, then Landlord may, at Landlord's sole option, terminate this Lease, effective as of the one hundred eightieth (180th) day after such casualty, by giving Tenant written notice to such effect within one hundred eighty (180) days after the date of the casualty. The provisions of the prior sentence notwithstanding, within one hundred twenty (120) days after Landlord learns that either (A) or (B) will occur (whichever is later), Landlord will notify Tenant thereof, which notice shall specify the amount of the deficiency in proceeds available for restoration along with a detailed explanation of all cost components used in establishing the amounts available vs. amounts needed for restoration. Tenant shall have ten (10) business days after receipt of Landlord's notice to determine whether to advance funds sufficient to eliminate the deficiency. If Tenant decides to advance the funds, it shall notify Landlord within the said ten (10) business days. Upon Landlord's receipt of Tenant's notice, Landlord's option to terminate the lease because of
(A) or (B) shall be extinguished. The amount of funds advanced by Tenant under this paragraph shall be a credit against the purchase price payable by Tenant for the Property under Article 26 ("Option to Purchase"). For the purposes of this Section 18.4 only, "full insurable value" shall mean replacement cost, less the cost of footings, foundations and other structures below grade.

          18.5    REPAIR OR RESTORATION. Subject to the provisions of
Section 18.4 above, Tenant shall not be entitled to terminate this Lease and no damages, compensation or claim shall be payable by Landlord for purported inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Premises or of the Building pursuant to this Article. Landlord or Agent shall use its diligent, good faith efforts to make such repair or restoration promptly and in such manner as not to unreasonably interfere with Tenant's use and occupancy of the Premises, but Landlord or Agent shall not be required to do such repair or restoration work except during normal business hours of business days.

          18.6 LIABILITY OF TENANT. Notwithstanding any of the foregoing provisions of this Article, if by reason of any act or omission on the part of Tenant or any of its subtenants or its or their partners, directors, officers, servants, employees, agents, or contractors, Landlord, any Superior Party, or other appropriate party shall be unable to collect all of the insurance proceeds (including, without limitation, rent insurance proceeds) applicable to damage


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

or destruction of the Premises or the Building by fire or other casualty, then, without prejudice to any other remedies that may be available against Tenant, there shall be no abatement or reduction of the Base Rent or Additional Rent notwithstanding lack of usability. Further, nothing contained in this Article 18 shall relieve Tenant from any liability that may exist as a result of any damage or destruction by fire or other casualty.

ARTICLE 19:  EMINENT DOMAIN

          19.1 TOTAL CONDEMNATION. If, in Landlord's opinion, the whole of the Building or the Premises, or if any part of the Building or the Property that materially affects Tenant's use and occupancy of the Premises, shall be taken by condemnation or in any other manner for any public or quasi-public use or purpose, this Lease and the term and estate hereby granted shall terminate as of the date of vesting of title on such taking (herein called "Date of the Taking"), and the Base Rent and Additional Rent shall be prorated and adjusted as of such date.

          19.2 AWARD. Landlord shall be entitled to receive the entire award or payment in connection with any taking; provided, however, Tenant shall have the right to separately pursue, against the condemning authority, an award in respect of the loss, if any, to leasehold improvements or other interest of Tenant in the Premises paid for by Tenant, without any credit or allowance from Landlord and further provided that such separate award does not diminish or interfere with Landlord's pursuit of its own award.

          19.3 COMPENSATION TO TENANT FOR TEMPORARY USE. If the temporary use or occupancy of all or any part of the Premises shall be taken by condemnation or in any other manner for any public or quasi-public use or purpose during the Term, Tenant shall be entitled, except as hereinafter set forth, to receive that portion of the award or payment for such taking which represents compensation for the use and occupancy of the Premises, for the taking of Tenant's Property and for moving expenses, and Landlord shall be entitled to receive that portion that represents reimbursement for the cost of restoration of the Premises. This Lease shall be and remain unaffected by such taking, and Tenant shall continue to be responsible for all of its obligations hereunder insofar as such obligations are not affected by such taking and shall continue to pay, in full, the Base Rent and Additional Rent when due. If the period of temporary use or occupancy shall extend beyond the Expiration Date, that part of the award that represents compensation for the use and occupancy of the Premises (or a part thereof) shall be prorated between Landlord and Tenant so that Tenant shall receive so much thereof as represents the period up to and including such Expiration Date and Landlord shall receive so much thereof as represents the period after such Expiration Date. All monies paid as, or as part of, an award for temporary use and occupancy for a period beyond the date to which the Base Rent and Additional Rent have been paid shall be received, held and applied by Landlord as a trust fund for payment of the Base Rent and Additional Rent becoming due.

          19.4 PARTIAL OR TEMPORARY TAKING. Subject to the rights of any Superior Mortgagee or Superior Lessor, and other parties having rights to condemnation proceeds, in the event of any taking of less than the whole of the Building and/or the Property, which taking does not result in termination of this Lease, or in the event of a taking for a temporary use or occupancy of all or any part of the Premises, or other partial taking of the Premises, that does not result in a termination of this Lease: (a) Landlord, at its expense, and provided that a condemnation award or awards shall be sufficient for the purpose, shall proceed with reasonable diligence to repair the remaining parts of the Building and the Premises (other than those parts of the Premises that are Tenant's Property) to substantially their former condition, to the extent that the same is feasible (subject to those changes which Landlord reasonably deems desirable, and to building and other governmental codes and regulations) and so as to constitute a complete and tenantable Building and Premises, and (b) Tenant, at its expense, and whether or not any award or awards shall be sufficient for the purpose, shall proceed with reasonable diligence to repair Tenant's Property, to substantially its former condition, to the extent feasible, subject to such reasonable changes as Landlord and Tenant shall agree upon, in writing. Such work by Tenant shall be deemed Alterations. Furthermore, in the event of a partial taking of the Premises that does not result in a termination of this Lease, the Base Rent and Additional Rent due hereunder shall be reduced in a proportionate amount, based upon the proportion that the area that has been taken bears to the total area of the Premises. Such reduction shall be effective from the date on which the partial taking occurs until


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the date, if any, on which the partial taking terminates and the Premises have been restored in accordance with the terms of this Lease.

ARTICLE 20:  SURRENDER AND HOLDOVER

          On the last day of the Term, or upon any earlier termination of this lease, or upon any re-entry by Landlord upon the Premises, Tenant shall quit and surrender the Premises to Landlord "broom-clean" and in good order, condition and repair, except for ordinary wear and tear and such damage or destruction as Landlord is required to repair or restore under this Lease, and Tenant shall remove all of Tenant's Property therefrom, except as otherwise expressly provided in this Lease. If Tenant remains in possession after the Expiration Date hereof or after any earlier termination date of this Lease or of Tenant's right to possession: (a) Tenant shall be deemed a tenant-at-will; (b) Tenant shall pay one hundred fifty percent (150%) of the aggregate of the Base Rent and Additional Rent last prevailing hereunder, and also shall pay all direct damages sustained by Landlord, by reason of such remaining in possession after the expiration or termination of this Lease; (c) there shall be no renewal or extension of this Lease by operation of law; and (d) the tenancy-at-will may be terminated upon thirty (30) days' notice from Landlord; or, at the sole option of Landlord expressed by written notice to Tenant, but not otherwise, such holding over shall constitute a renewal of this Lease for a period of one (1) year on the same terms and conditions as provided in this Lease. The provisions of this Article 20 shall not constitute a waiver by Landlord of any re-entry rights of Landlord provided hereunder or by law.

ARTICLE 21:  EVENTS OF DEFAULT

          21.1 BANKRUPTCY OF TENANT. In the event that Tenant shall make an assignment for the benefit of creditors, or shall file a voluntary petition under any state or federal bankruptcy or insolvency law, or an involuntary petition alleging an act of bankruptcy or insolvency shall be filed against Tenant under any state or federal bankruptcy or insolvency law, or whenever a petition shall be filed by or against Tenant under the reorganization provisions of the United States Bankruptcy Code or under the provisions of any law or like import, or whenever a petition shall be filed by Tenant under the arrangement provisions of the United States Bankruptcy Code or similar law, or whenever a receiver of Tenant, or of, or for, the property of Tenant shall be appointed, or Tenant admits it is insolvent or is not able to pay it debts as they mature, then Landlord or Agent may give Tenant a notice of default, and may exercise its remedies as provided in Article 22.

          21.2 DEFAULT PROVISIONS. This Lease and the term and estate hereby granted are subject to the following limitations, each of which shall constitute a breach of this Lease by Tenant: (a) if Tenant fails to pay Base Rent or Additional Rent or any other payment when due hereunder; (b) if any event shall occur, or any contingency shall arise, whereby this Lease or the estate hereby granted or the unexpired balance of the term hereof would, by operation of law or otherwise, devolve upon or pass to any person, firm or corporation other than Tenant; (c) if Tenant shall vacate or abandon the Premises and shall fail to properly maintain the Premises after such vacation or abandonment; (d) if Tenant violates the requirements of the first sentence of Article 20 and remains in possession of the Premises after the Expiration Date or any earlier termination of this Lease; or (e) if Tenant shall, whether by action or inaction, be in default of any of its other obligations under this Lease.

          21.3 LANDLORD'S RIGHTS UPON DEFAULT OF TENANT. If Tenant defaults in the performance of any of its obligations under this Lease, Landlord, without thereby waiving such default, may (but shall not be obligated to) perform the same for the account, and at the expense of, Tenant, without notice in a case of emergency, and in any other case only if such default continues after the expiration of thirty (30) days from the date Landlord or Agent gives Tenant notice of the default (or sixty (60) days, under the circumstances described in clause (e) of Section 21.2). Any expenses incurred by Landlord or Agent in connection with any such performance, and all costs, expenses, and disbursements of every kind and nature whatsoever, including reasonable attorneys' fees (through all appellate proceedings) involved in collecting or endeavoring to collect the Base Rent or Additional Rent or any part thereof or enforcing or endeavoring to enforce any rights against Tenant or Tenant's obligations hereunder, shall be due and payable upon Landlord's submission of an invoice therefor. All sums advanced by Landlord or Agent on account of Tenant under this Article, or pursuant to any other provision of this Lease, and all Base Rent and Additional Rent, if delinquent or not paid by Tenant and received by Landlord when due hereunder, shall bear interest at the rate of nine percent (9%) per annum above the "prime" or "reference" or "base" rate of interest publicly announced as such, from time to time, by The First National Bank of Chicago, from the due date thereof until paid, and such interest shall be and constitute Additional Rent and be due and payable upon Landlord's or Agent's submission of an invoice therefor.

          21.4 CURE. For defaults identified in Subsection 21.2(e), Landlord shall not exercise its remedies identified in Subsections 22.1(a) and 22.1(b) unless any such default continues and is not remedied within thirty(30) days after Landlord has given to Tenant a notice specifying the same; provided, however, that if the default cannot, by its nature, be cured within such thirty 30 day period, but Tenant has commenced and is diligently pursuing a cure of such default, then Landlord shall not exercise such remedies unless such default remains uncured for more than sixty (60) days after notice from Landlord.

ARTICLE 22:  REMEDIES

          22.1 LANDLORD'S REMEDIES. In the event of any breach of this Lease by Tenant, Landlord, at its option, and after the proper notice and cure period, if any, as provided in Section 21.4 has expired, without further notice or demand to Tenant, may, in addition to all other rights and remedies provided in this Lease, or otherwise at law or in equity: (a) terminate this Lease and Tenant's right of possession of the Premises, and recover all damages to which Landlord is entitled under law, specifically including, without limitation, accelerated Base Rent and Additional Rent attributable to the balance of the Term, and all Landlord's expenses of reletting (including repairs, alterations, improvements, additions, decorations, legal fees and brokerage commissions), or
(b) terminate Tenant's right of possession of the Premises without terminating this Lease; provided, however, that Landlord shall use its reasonable efforts, whether Landlord elects to proceed under Subsections (a) or (b) above, to relet the Premises, or any part thereof for the account of Tenant, for such rent and term and upon such terms and conditions as are acceptable to Landlord. If Landlord shall elect to pursue its rights and remedies under Subsection (b), then Landlord shall at any time have the further right and remedy to rescind such election and pursue its rights and remedies under Subsection (a), including but not limited to such time as Landlord has obtained a tenant to relet the Premises, which, in Landlord's reasonable judgment, is a suitable tenant. For purposes of such reletting, Landlord is authorized to decorate, repair, alter and improve the Premises to the extent deemed necessary by Landlord, in its sole and absolute discretion. If Landlord fails to relet the Premises or if the Premises are relet and a sufficient sum is not realized therefrom, after payment of all Landlord's expenses of reletting (including repairs, alterations, improvements, additions, decorations, legal fees and brokerage commissions), to satisfy the payment, when due, of Base Rent and Additional Rent reserved under this Lease for any monthly period, then Tenant shall pay to Landlord a sum equal to the accelerated amount of Base Rent and Additional Rent due under this Lease attributable to the balance of the Term, or if the Premises have been relet, Tenant shall pay any such deficiency monthly. Tenant agrees that Landlord may file suit to recover any sums due to Landlord hereunder from time to time and that such suit or recovery of any amount due Landlord hereunder shall not be any defense to any subsequent action brought for any amount not theretofore reduced to judgment in favor of Landlord. In the event Landlord elects, pursuant to Subsection (b) of this Section 22.1, to terminate Tenant's right of possession only, without terminating this Lease, Landlord may, at Landlord's option, enter into the premises, remove Tenant's Property. Tenant's signs and other evidences of tenancy, and take and hold possession thereof, as provided in Article 20 hereof; provided, however, that such entry and possession shall not terminate this Lease or release Tenant, in whole or in part, from Tenant's obligation to pay the Base Rent and Additional Rent reserved hereunder for the full Term, or from any other obligation of Tenant under this Lease. Any and all property that may be removed from the Premises by Landlord pursuant to the authority of the Lease or of law, to which Tenant is or may be entitled, may be handled, removed or stored by Landlord at the risk, cost and expense of Tenant, and in no event or circumstance shall Landlord be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not retaken from storage by Tenant within thirty (30) days after the end of the Term, however terminated, shall be conclusively presumed to have been conveyed by Tenant to Landlord under this Lease as in a bill of sale, without further payment or credit by Landlord to Tenant. Tenant hereby grants to Landlord a first lien upon the interest of Tenant under this Lease to secure the payment of moneys due under this Lease, which lien may be enforced in equity; and Landlord shall be entitled as a matter of right to have a receiver appointed to take possession of the Premises and relet the same under order of court.

          22.2 RIGHTS OF LANDLORD. Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the Expiration Date, nor limit or preclude recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant. The various rights, remedies and elections of Landlord reserved, expressed or contained herein are cumulative and no one of them shall be deemed to be exclusive of the others or of such other rights, remedies, options or elections as are now or may hereafter be conferred upon Landlord by law.

          22.3 EVENT OF BANKRUPTCY. In addition to, and in no way limiting the other remedies set forth herein, Landlord and Tenant agree that if Tenant ever becomes the subject of a voluntary or involuntary bankruptcy, reorganization, composition, or other similar type proceeding under the federal bankruptcy laws, as now enacted or hereinafter amended, then:

                  22.3.1 "Adequate assurance of future performance" by Tenant and/or any assignee of Tenant pursuant to Bankruptcy Code Section 365 will include (but not be limited to) payment of an additional/new security deposit in the amount of three (3) times the then-current Base Rent payable hereunder.

                  22.3.2 Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed, without further act or deed, to have assumed all of the obligations of Tenant arising under this Lease on and after the effective date of such assignment. Any such assignee shall, upon demand by Landlord, execute and deliver to Landlord an instrument confirming such assumption of liability.

                  22.3.3 Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as "Rent," shall constitute "rent" for the purposes of Section 502(b)(6) of the Bankruptcy Code.

                  22.3.4 If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other considerations payable or otherwise to be delivered to Landlord or Agent (including Base Rent, Additional Rent and other amounts hereunder), shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the bankruptcy estate of Tenant. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord or Agent shall be held in trust by Tenant or Tenant's bankruptcy estate for the benefit of Landlord and shall be promptly paid to or turned over to Landlord.

ARTICLE 23:  BROKER

          Landlord covenants, warrants and represents that the broker set forth in Paragraph 1.8(B) was the only broker to represent Landlord in the negotiation of this Lease ("Landlord's Broker"). Landlord shall be solely responsible for paying the commissions of Landlord's Broker. Each party agrees to and hereby does defend, indemnify and hold the other harmless against and from any brokerage commissions or finder's fees or claims therefor by a party (other than Tenant's Broker and Landlord's Broker) claiming to have dealt with the indemnifying party and all costs, expenses and liabilities in connection therewith, including, without limitation, reasonable attorneys' fees and expenses, for any breach of the foregoing. The foregoing indemnification shall survive the termination of this Lease for any reason.

ARTICLE 24:  ESTOPPEL CERTIFICATES

          Tenant shall, from time to time and within ten (10) days after any request by Landlord, execute and deliver to Landlord (and to any existing or prospective mortgage lender, ground lessor, or purchaser designated by Landlord), a statement: (i) certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications): (ii) certifying the dates to which the Base Rent and Additional Rent have been paid; (iii) stating whether Landlord is in default in performance of any of its obligations under this Lease, and, if so, specifying each such default; (iv) stating whether any event has occurred which, with the giving of notice or passage of time, or both, would constitute such a default, and, if so, specifying each such event; and (v) stating whether any rights of Tenant (e.g., options) have been waived. Any such statement delivered pursuant hereto shall be deemed a representation and warranty to be relied upon by the party requesting the certificate and by others with whom Landlord may be dealing, regardless of independent investigation. Tenant also shall include in any such statements such other information concerning this Lease as Landlord or Agent may reasonably request including, but not limited to, the amount of Base Rent and Additional Rent under this Lease, and whether Landlord has completed all (if any) improvements to the Premises required under this Lease. If Tenant fails to execute, acknowledge or deliver any such statement within ten (10) days after such request, Tenant hereby irrevocably constitutes and appoints Landlord and/or Agent as Tenant's attorney-in-fact (which appointment is coupled with an interest), to execute and deliver any such statements for and on behalf of Tenant.

ARTICLE 25:  HAZARDOUS SUBSTANCES

          25.1 DEFINITIONS. For purposes of this Article 25, "hazardous substance" means any matter regulated under the Resources Conservation Recovery Act ("RCRA"), 42 U.S.C. Section 6901 et seq., the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 52 U.S.C.
Section 9601 et seq., the [MISSOURI ENVIRONMENTAL PROTECTION ACT (MEPA)], or any substance or matter giving rise to liability under any common law theory based on nuisance or strict liability (the foregoing laws being referred to herein as "Environmental Laws"). For purposes of this Article 25, "Landlord's Environmental Liability" means: any and all losses, liabilities, obligations, penalties, claims, fines, lost profits, demands, litigation, defenses, costs, judgments, suits, proceedings, damages (including consequential, punitive and exemplary damages), disbursements or expenses of any kind or nature whatsoever (including attorneys' fees at trial and appellate levels and experts' fees and disbursements and expenses incurred in investigating, defending against, settling or prosecuting any suit, litigation, claim or proceeding) which may at any time be either directly or indirectly imposed upon, incurred by or asserted or awarded against Landlord or any of Landlord's parent and subsidiary corporations and their affiliates, shareholders, directors, officers, employees, and agents in connection with or arising from the following with respect to the
Property: (i) any hazardous substance used, exposed, emitted, released, discharged, generated, manufactured, sold, transported, handled, stored, treated, reused, presented, disposed of or recycled on, in or under all or any portion of the Property, or any surrounding areas; (ii) any misrepresentation, inaccuracy or breach of any warranty, covenant or agreement contained or referred to in this Article 25; (iii) any violation, liability or claim of violation or liability under any Environmental Laws; or (iv) the imposition of any lien for damages caused by, or the recovery of any costs incurred for the cleanup of, any release or threatened release of hazardous substance.

          25.2 PROHIBITION. Tenant shall not conduct or authorize the generation, transportation, storage, use, treatment or disposal on or in the Property, the Building, or any portion of the Property or the Building, of any hazardous substance without prior written authorization by Landlord, which authorization may be given or withheld in Landlord's sole and absolute discretion, and Tenant's failure to comply with the provisions of this
Section 25.2
shall constitute a default under this Lease. Notwithstanding the preceding sentence, Landlord hereby authorizes Tenant to use and store reasonable quantities of the following in the Building, in accordance with all applicable laws and regulations: paints; oils; material utilized in printing operations; and materials utilized in the normal course of Tenant's repair and maintenance of the Building. No such purported authorization shall be binding on Landlord unless signed by Landlord and not solely by Agent.

          25.3 PERMITTED ACTIVITIES. If Landlord expressly authorizes Tenant, in writing, to generate, transport, store, treat or dispose of any hazardous substance on the Property, in the Building, or on or in any portion of the Property or the Building: (i) Tenant shall, at its own cost, comply with all laws (federal, state or local) relating to hazardous substance, including, but not limited to, RCRA, CERCLA and the MEPA; (ii) Tenant shall promptly provide Agent copies of all communications, permits or agreements with any governmental authority or agency (federal, state or local) or any private entity relating in any way to the presence, release, threat of release, placement on or in the Property, the Building, or any portion of the Property or the Building, or the generation, transportation, storage, use, treatment, or disposal at the Premises, of any hazardous substance; (iii) Landlord, Agent and their respective agents and employees shall have the right to enter the Premises and/or conduct appropriate tests for the purposes of ascertaining Tenant compliance with all applicable laws, rules or permits relating in any way to the presence of hazardous substances on the Property, the Building, or any portion thereof; and
(iv) Upon written request by Landlord or Agent, Tenant shall provide Landlord with the results of appropriate tests of air, water or soil to demonstrate that Tenant complies with all applicable laws, rules or permits relating in any way to the presence of hazardous substances on the Property, the Building, or any portion thereof.

          25.4 REMEDIAL ACTION. If, by reason of the acts or omissions of Tenant or its employees, agents or contractors, the presence, release, threat of release, placement on or in the Property, the Building, or any portion thereof, or the generation, transportation, storage, use, treatment, or disposal at the Property, the Building, or any portion thereof of any hazardous substance: (i) gives rise to liability (including, but not limited to, a response action, remedial action, or removal action) under RCRA, CERCLA, the MEPA, or any common law theory based on nuisance or strict liability, (ii) causes an adverse public health effect, or (iii) pollutes, or threatens to pollute, the environment, Tenant, at its sole cost and expense, shall promptly take any and all remedial and removal action necessary to clean up the Property, the Building, or any portion thereof, and mitigate exposure to liability arising from the hazardous substance, regardless whether required by law.

          25.5 INDEMNITY AND RELEASE. Except as to losses arising from Landlord's own negligent acts or omissions, Tenant shall and does hereby protect, indemnify, defend (at trial and appellate levels and with counsel, experts and consultants acceptable to Landlord and at Tenant's sole cost) and hold Landlord and its Affiliates free and harmless from and against any loss, cost or expense incurred by Landlord and resulting wholly or in part from Tenant's breach of its obligations under this Article 25 (collectively, "Tenant's Indemnification Obligations"). Tenant's Indemnification Obligations shall survive in perpetuity with respect to any Landlord's Environmental Liability. Tenant and its successors and assigns hereby waive, release and agree not to make any claim or bring any cost recovery action against Landlord under or with respect to any Environmental Laws. Tenant's obligation to Landlord under this indemnity shall likewise be without regard to fault on the part of Tenant or Landlord with respect to the violation or condition which results in liability to Landlord or Trustee.

          25.6 SURVIVAL. Tenant's obligations under this Article 25 shall survive the termination or expiration of the Lease for any reason.

ARTICLE 26:  OPTION TO PURCHASE

          26.1 GRANT. Landlord hereby grants to Tenant an option (the "Option") to purchase the Property and all improvements thereon, upon and subject to the terms, conditions and limitations hereinafter set forth in this
Article 26 (including, without limitation, Section 26.7 below).

          26.2    EXERCISE. The Option shall be exercised, if at all, by Tenant
(i) giving written notice (the "Option Notice") thereof to Landlord at any time on or after January 1, 2001 and before December 31, 2002; provided, however, that at both (a) the time Tenant delivers the Option Notice, and (b) on the date of the Closing (defined below), there has occurred no event of default under
Article 21 or any event which, with the giving of notice or the passage of time, or both, would constitute an event of default under Article 21 and (ii) simultaneously with Tenant's delivery of the Option Notice, depositing into a joint order escrow (to which Tenant and Landlord shall each be a party) with Chicago Title and Trust Company ("Escrowee") the sum of $900,000, in cash, as nonrefundable and noncontingent (except as provided in Section 26.9) earnest money (the "Earnest Money") for the Property. At Closing, the Escrowee shall deliver the Earnest Money to Landlord. The delivery of such Option Notice and Earnest Money deposit shall create a binding contract between Tenant and Landlord upon and subject to the terms and conditions set forth in this Article 26 (the "Contract"). In the event Tenant fails to properly exercise the Option in accordance with (i) and (ii) above, the Option shall automatically be forever terminated without further action by either party. This Option is not assignable by Tenant except to affiliated corporation and except in connection with an assignment of all of Tenant's rights under the Lease in accordance with the terms of such Lease. Upon request by Landlord, after December 31, 2002 or at any other time after which Tenant has no option to purchase the Property, Tenant shall deliver to Landlord a certification, in a form reasonably acceptable to Landlord, confirming that Tenant did not exercise its rights under this Article 26.

          26.3 PRICE. The price at which Landlord, as seller, and Tenant, as buyer, shall convey the Property and improvements pursuant to the Contract shall be $9,000,000 (the "Purchase Price") payable at the Closing, by federal wire transfer of good funds, less a credit for the Earnest Money and subject to all credits and prorations provided in Section 26.5 below.

          26.4    TITLE. If Tenant exercises the Option in accordance with
Section 26.2(i) and (ii) above, Landlord, as seller, will convey to Tenant (or its permitted assignee), as purchaser, by recordable special warranty deed, fee simple title to the Property, subject only to the following:

                  (a) all general taxes and special assessments not yet due and payable;

                  (b) deed restrictions, easements and rights of way of record;

                  (c)    all private, public and utility easements;

                  (d) rights of possession under any other leases that may affect the Property, as same may be amended from time to time; subject to Tenant's rights hereunder;

                  (e) zoning, building and other regulations, restrictions, rules and ordinances;

                  (f) acts or omissions of any or all of Tenant or anyone acting by, through or under Tenant; and

                  (g)    covenants, conditions and restrictions of record.

                  (The matters referred to in clauses (a) through (g) are referred to collectively as the "Permitted Exceptions.")

Tenant shall obtain, at its sole expense, within fifteen (15) days after exercise of the Option, a commitment for an ALTA owner's title insurance policy in the amount of the Purchase Price covering title to the Property issued by Chicago Title Insurance Company ("Title Insurer") (and copies of all recorded documents described therein) and an ALTA survey of the Property. Copies of all such items shall be promptly delivered to Landlord. In the event Tenant disapproves of any matters, other than Permitted Exceptions, appearing on or evidenced by such commitment or survey, Tenant shall so advise Landlord, in writing, within such fifteen (15) day period (the "Objection Notice"), whereupon Landlord shall have twenty (20) days after Tenant's delivery of the Objection Notice to remedy or cause the Title Insurer to insure over such defect(s), and if Landlord fails to do so, Tenant, at its election, may either (A) elect to take title as it then is with the right to deduct from the Purchase Price liens or encumbrances (x) caused solely and directly by Landlord's actions and (y) of a definite or ascertainable amount which may be removed by the payment of money at the Closing; or (B) declare the Option Notice and Tenant's exercise of the Option null and void by written notice to Landlord received within five (5) days after expiration of such twenty (20) day period in which case (1) Escrowee shall immediately return and pay over to Tenant the Earnest Money; and (2) Tenant shall have no further Option to purchase all or any portion of the Property.

          26.5 CLOSING. The time of closing of the Contract (the "Closing") shall (unless mutually otherwise agreed) occur at the office of the Title Insurer on the date thirty (30) days after the later of the exercise of the Option pursuant to Section 26.2(A)(i) and (ii) or Landlord's receipt of both the survey and title commitment. Rents, premiums under assignable insurance policies (if any) and other similar items shall be adjusted ratably as of the date of Closing, and such prorations shall be final. General taxes and assessments for the Property shall be adjusted ratably as of the date of Closing on the basis of the most currently available real estate tax bill, and shall be reprorated between the parties upon receipt of the final tax bills therefor. Except as otherwise expressly set forth herein (e.g., with respect to title insurance and a survey), all expenses in connection with the Closing shall be allocated among and borne by the parties in accordance with custom. This sale shall be closed through a "New York-style" escrow with the Escrowee in accordance with the general provisions of the usual form of Deed and Money Escrow Agreement then in use by Escrowee with such special provisions inserted therein as may be required to conform with the Contract. The costs of the Earnest Money and closing escrows shall be divided equally between Landlord and Tenant. All prorations made pursuant to this Section 26.5 shall take into account the tenancy of the Tenant and the requirements imposed under this Lease with respect to Tenant's payment of Base Rent and Additional Rent, including, but not limited to, its proportionate share of Operating Expenses. Tenant shall acquire the Property on a strict and absolute "as-is," "where-is" basis, without any representations or warranties of any nature whatsoever from Landlord, nor shall Landlord have any obligation whatsoever to perform any repairs of any nature at the Property as a condition to Tenant's obligation to consummate the Closing after exercising the Option.

          26.6    DEFAULT. If Tenant defaults under the terms of this
Article 26, Landlord may unilaterally terminate the Contract by notice to Tenant, whereupon Escrowee shall immediately deliver the Earnest Money to Landlord, which Earnest Money shall be retained by Landlord as liquidated damages, and such default shall also constitute an event of default by Tenant under Article 21. If Landlord defaults under the terms of this Article 26, then provided Tenant is not in default under this Article 26, Tenant may, as its sole remedy, either (i) terminate the Contract, whereupon the Earnest Money shall be returned to Tenant and neither party shall have any further liability or obligation to the other, or (ii) file an action for specific performance of the Contract.

          26.7    INTENTIONALLY OMITTED.

          26.8 LIKE-KIND EXCHANGE. In the event of a sale of the Property under the terms of the Option, the parties agree as follows: In connection with any tax-deferred exchange pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, involving the Property and other property owned or to be acquired by Landlord, Landlord may, without the consent of Tenant, assign the Contract and its rights thereunder to any qualified intermediary (an "Intermediary") participating with Landlord in such exchange as contemplated by Treasury Regulation Section 1.1031(k)-1(g)(4) and related regulations. In the event of any such assignment to an Intermediary:
(i) Landlord shall give written notice of such assignment and the identity of the Intermediary to Tenant at least ten (10) days prior to the Closing: (ii) except to the extent of any liabilities expressed assumed by the Intermediary in writing in connection with such assignment, the Intermediary shall have no personal liability to Tenant or any other person or entity under the Contract, or under any other document or instrument at any time executed by Landlord or the Intermediary in connection herewith or pursuant hereto (each such document or instrument being referred to herein as a "Related Document"), and neither Tenant or any other person or entity shall have any recourse against the Intermediary or any of its assets on account of any breach or default hereunder or under any Related Document; (iii) the Intermediary shall have all of the rights and remedies of Landlord provided for under the Contract or any Related Document; (iv) there shall be no diminution of Tenant's rights or remedies, and no increase of Tenant's liabilities or obligations, under the Contract or any Related Document on account of such assignment; and (v) notwithstanding anything to the contrary contained herein, Landlord shall continue to be liable for (x) all obligations imposed upon Landlord under the Contract and any Related Document executed by Landlord and (y) all obligations imposed upon the Intermediary in any Related Document required to be executed by the Intermediary after the date of such assignment pursuant to the terms of the Contract.

          26.9 DUE DILIGENCE PERIOD. Tenant may terminate its election to purchase the Property by delivering written notice of such termination to Landlord within 15 days after the delivery of the Option Notice to Landlord. In the event of such termination: (i) provided Tenant is not otherwise in default hereunder, Escrowee shall return the Earnest Money to Tenant; and (ii) the Option shall be automatically and irrevocably terminated and Tenant shall have no further rights and Landlord shall have no further obligations under this
Article 26.

ARTICLE 27:  RIGHT OF FIRST OFFER.

          27.1 RIGHT. During the Term, Tenant shall have a continuing "right of first offer," in accordance with the terms set forth below, to purchase the Property. Landlord may only sell the Property to a party other than Tenant as set forth in this Article 27. Landlord may at any time deliver Tenant a copy of a proposed purchase agreement pursuant to the terms of which Landlord is prepared to sell the Property to Tenant (the "Proposed Purchase Agreement"). The Proposed Purchase Agreement shall specify, without limitation, the following terms (the "Key Terms"): (i) the purchase price (the "Proposed Purchase Price");
(ii) the amount of earnest money; and (iii) the availability (if any) of purchase money financing to be provided by Landlord. Tenant shall thereupon have a right (a "First Offer Right") to purchase the Property on the terms set forth in the Proposed Purchase Agreement. Each First Offer Right is granted subject to the following terms and conditions:

                  (a) Tenant shall give Landlord written notice of its election to exercise a First Offer Right within 10 days after Landlord delivers to Tenant the applicable Proposed Purchase Agreement by executing the Proposed Purchase Agreement and returning it to Landlord together with the required earnest money deposit;

                  (b) Tenant is not in default nor has any event occurred which with the giving of notice, the passage of time, or both, would constitute a default by Tenant, under this Lease either on the date Tenant exercises such First Offer Right or on any closing date specified in the Proposed Purchase Agreement;

                  (c) In the event that Tenant does not timely or properly exercise any First Offer Right, Landlord may, at any time during the one-year period following the delivery of the Proposed Purchase Agreement to Tenant, sell the Property to any third party on the same or better Key Terms as were set forth in the Proposed Purchase Agreement; provided, however, that the purchase price in any sale to such a third party may be as little as 80% of the Proposed Purchase Price. Tenant shall have a continuing right of first offer if Landlord desires to sell the Property to a third party on Key Terms other than as set forth in the preceding sentence. If Landlord does not sell the Property to a third party within the one-year period described above, on terms contemplated by the first sentence of this subparagraph (c), then the Property shall once again be subject to Tenant's right of first offer.

          27.2 TERMINATION OF RIGHT. All rights of Tenant and obligations of Landlord under this Article 27 shall automatically terminate upon the earlier to occur of: (i) the expiration or termination of this Lease; (ii) the termination of Tenant's right to possession of the Premises; (iii) the sale of the Premises by Landlord; or (iv) the end of the initial Term.

ARTICLE 28:  MISCELLANEOUS

          28.1 MERGER. All prior understandings and agreements between the parties are merged in this Lease, which alone fully and completely expresses the agreement of the parties. No agreement shall be effective to modify this Lease, in whole or in part, unless such agreement is in writing, and is signed by the party against whom enforcement of said change or modification is sought.

          28.2 NOTICES. Any notice required to be given by either party pursuant to this Lease, shall be in writing and shall be deemed to have been properly given, rendered or made only if personally delivered, if sent by Federal Express or other comparable overnight delivery service, or if sent by registered or certified mail, return receipt requested, postage prepaid, addressed to the other party at the addresses set forth below (or to such other address as Landlord or Tenant may designate to each other from time to time by written notice), and shall be deemed to have been give, rendered or made on the day so delivered or three (3) business days after having been mailed:

          If to Landlord:          First Industrial Financing Partnership, L.P.
                                   150 North Wacker Drive, Suite 150
                                   Chicago, Illinois 60606
                                   Attn: Michael W. Brennan

          With a copy to:          Barack, Ferrazzano, Kirschbaum & Perlman
                                   333 West Wacker Drive
                                   Suite 2700
                                   Chicago, Illinois 60606
                                   Attn: Howard A. Nagelberg and
                                         Suzanne Bessette-Smith

                and                First Industrial Realty Trust, Inc.
                                   1507 Fairview Industrial Blvd.
                                   St. Louis, Missouri 63132
                                   Attn: William H. Stockmann

          If to Tenant:            Rex Realty Co.
                                   8825 Page Boulevard
                                   St. Louis, Missouri
                                   Attn: Matthew McCarthy

          28.3 NON-WAIVER. The failure of either party to insist, in any one or more instances, upon the strict performance of any one or more of the obligations of this Lease, or to exercise any election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this Lease or of the right to exercise such election, but the Lease shall continue and remain in full force and effect with respect to any subsequent breach, act or omission. The receipt and acceptance by Landlord or Agent of Base Rent or Additional Rent with acknowledge of breach by Tenant of any obligation of this Lease shall not be deemed a waiver of such breach.

          28.4 LEGAL COSTS. Any party in breach or default under this Lease (the "Defaulting Party") shall reimburse the other party (the "Nondefaulting Party") upon demand for any costs or expenses that the Nondefaulting Party incurs in connection with the breach or default, regardless whether suit is commenced or judgment entered.

Such costs shall include legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, in the event of litigation, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum as attorneys' fees and costs, which sum shall be paid by the losing party. Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection with Tenant's request for Landlord's consent under provisions of this Lease governing assignment and subletting, or in connection with any other act which Tenant proposes to do and which requires Landlord's consent.

          28.5 PARTIES BOUND. Except as otherwise expressly provided for in this Lease, this Lease shall be binding upon, and inure to the benefit of, the successors and assignees of the parties hereto. Tenant hereby releases Landlord named herein from any obligations of Landlord for any period subsequent to the conveyance and transfer of Landlord's ownership interest in the Building. In the event of such conveyance and transfer, Landlord's obligations shall thereafter be binding upon each transferee (whether Successor Landlord or otherwise). No obligation of Landlord shall arise under this Lease until the instrument is signed by, and delivered to, both Landlord and Tenant.

          28.6 RECORDATION OF LEASE. Tenant shall not record or file this Lease in the public records of any county or state. Tenant may, however, at its sole cost and expense, record a Memorandum of Lease in the form attached hereto as EXHIBIT E.

          28.7 SURVIVAL OF OBLIGATIONS. Upon the expiration or other termination of this Lease, neither party shall have any further obligation or liability to the other except as otherwise expressly provided in this Lease and except for such obligations as, by their nature or under the circumstances, can only be, or by the provisions of this Lease, may be performed after such expiration or other termination. The provisions of Articles 3,13,16,17,20,23 and 25 shall survive any termination of this Lease.

          28.8 GOVERNING LAW; CONSTRUCTION. This Lease shall be governed by and construed in accordance with the laws of the state in which the Property is located. If any provision of this Lease shall be invalid or unenforceable, the remainder of this Lease shall not be affected but shall be enforced to the extent permitted by law. The captions, headings and titles in this Lease are solely for convenience of reference and shall not affect its interpretation. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted. Each covenant, agreement, obligation, or other provision of this Lease to be performed by Tenant, shall be construed as a separate and independent covenant of Tenant, not dependent on any other provision of this Lease. All terms and words used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

          28.9 TIME. Time is of the essence of this Lease. If the time for performance hereunder falls on a Saturday, Sunday or a day that is recognized as a holiday in the state in which the Property is located, then such time shall be deemed extended to the next day that is not a Saturday, Sunday or holiday in said state.

          28.10 AUTHORITY OF TENANT. If Tenant is a corporation, partnership, association or any other entity, it shall deliver to Landlord, concurrently with the delivery to Landlord of an executed Lease, certified resolutions of Tenant's directors or other governing person or body (i) authorizing execution and delivery of this Lease and the performance by Tenant of its obligations hereunder and (ii) certifying the authority of the party executing the Lease as having been duly authorized to do so.

          28.11 JOINT AND SEVERAL LIABILITY. All parties signing this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant hereunder.

          28.12 COUNTERPART EXECUTION. This Lease may be executed in counterpart and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument.

          IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease as of the day and year first above written.

                    LANDLORD: First Industrial Financing Partnership, L.P.,
                              a Delaware limited partnership

                              By: First Industrial Management
                              Corporation, a Maryland corporation, Duly
                              Authorized Agent and Authorized Signatory

                              By: /s/ Duana H. Lund
                                  --------------------------------------------
                                  Its: Duana H. Lund  Senior Regional Director
                                       ---------------------------------------

                    TENANT:   Rex Realty Co., a Delaware corporation

                              By: [ILLEGIBLE]
                                  -----------------------------------------
                                  Its: Vice President and General Counsel

                                 LEASE EXHIBIT A

Premises:         Approximately 105,275 rentable square feet in the building commonly known as MidCounty Trade Center and located at 2129
                  Chapin Industrial Drive, St. Louis, Missouri (the "Building").

Property:         See legal description attached hereto.

Parking: 75 spaces large enough for tractor-trailer units reserved exclusively for Tenant's use as shown on attached plan.

                                 LEASE EXHIBIT A

                          LEGAL DESCRIPTION OF PROPERTY

The "Property" as referenced in the attached Lease is located in the City of Vinita Park, St. Louis County, State of Missouri and is more particularly described as follows:

     PARCEL NO. 1: A tract of land in U.S. Survey 1920, Township 46 North, Range 6 East and being part of Lot 3 in St. Louis County, Missouri, as designated on plat of Commissioners Report filed in Cause #302 of the City (former County) Circuit Court, styled Edwin Ellis against Charles E. Loring, et al, a copy of which is recorded in Book Q4 page 360 of the St. Louis City (former County) Records and described as follows, to-wit: Beginning at the intersection of the South line of said Lot 3 with the East line of the Right of Way of the St. Louis Belt and Terminal Railroad Company; thence along the East line of said Right of Way North 19 degrees 33 minutes East
     169.95 feet; North 18 degrees 4 minutes East 202.19 feet, North 14 degrees 32 minutes East 203.14 feet and North 11 degrees 55 minutes 28 seconds East
     79.43 feet to a point; thence leaving said Right of Way and running South 82 degrees 08 minutes East 1127.00 feet to a point in the West line of land conveyed to the County of St. Louis by deed recorded in Book 3705 page 74 of the St. Louis County Records; thence South along an arc of a curve to the left having a radius of 465.47 feet a distance of 129.36 feet to a point; thence continuing along the West line of said property so conveyed to St. Louis County aforesaid and the prolongation Southwardly thereof South 8 degrees 48 minutes West 519.09 feet to the South line of said Lot 3; thence along the South line of said Lot 3 North 82 degrees 08 minutes West 1198.03 feet to the place of beginning.

     PARCEL NO. 2: Lots 9 to 13 both inclusive of Vinita Industrial Park, according to the plat thereof recorded in Plat Book 118 page 53 of the St. Louis County Records.

     PARCEL NO. 3: A tract of land in U.S. Survey 1920, Township 46 North, Range 6 East and being part of Lot 3 in St. Louis County, Missouri, as designated on plat of Commissioners Report filed in Cause #302 of the City (former County) Circuit Court styled Edwin Ellis against Charles E. Loring, et al, a copy of which is recorded in Book Q4 page 360 of the St. Louis City (former County) Records and described as follows, to-wit: Beginning at the Northeast corner of property secondly described in deed to General Steel Industries, Inc., by deed recorded in Book 6316 page 1975 of the St. Louis County Records being also a point on the Western line of the Right of Way of the St. Louis Belt and Terminal railroad (no Terminal Railroad Association of St. Louis); thence South 82 degrees 08 minutes 00 seconds East, along a line which is the direct

                                 LEASE EXHIBIT A

                     LEGAL DESCRIPTION OF PROPERTY -- Page 2

     prolongation Eastwardly of the North line of the aforesaid second parcel described in Book 6316 page 1975, 102.12 feet to a point on the East line of said Railroad Right-of-Way being also a point on the Western line of property firstly described in said deed recorded in Book 6316 page 1975; thence South 19 degrees 33 minutes 00 seconds West, along the Eastern line of said railroad right of way being also the Western line of said Parcel 1 described in deed recorded in Book 6316 page 1975, 51.06 feet to the Southwest corner of said last referred to parcel, being also a point on the South line of said Lot 3; thence North 82 degrees 08 minutes 00 seconds West along the South line of said Lot 3, 102.12 feet to the Southeast corner of said Parcel 2 described in Book 6316 page 1975 being also a point on the Western line of said railroad right of way; thence North 19 degrees 33 minutes 00 seconds East, along the Western line of said railroad right of way being along the Eastern line of said Parcel 2 described in Book 6316 page 1975, 51.06 feet to the point of beginning.

     commonly known as 8474 Delport Dr.


     PARCEL NO.4: Together with a 50' Grade Crossing easement granted in Grade Crossing Agreement recorded at Book 6946, page 1250, of the St. Louis County Records.

                                LEASE EXHIBIT A-1

                                 AVAILABLE SPACE

[GRAPHIC]

                                LEASE EXHIBIT A-2

                                SAVE A LOT SPACE

[GRAPHIC]

FIRST INDUSTRIAL REALTY TRUST, INC
PROPERTY: MID COUNTY TRADE CENTER                                         TENANT ROSTER        WILLIAM H. STOCKMANN, R.P.A.
ADDRESS: 8474 DELPORT DRIVE           USEABLE SQ FT      280.905          UPDATED              ASSET MANAGER - (314) 569-2880
VINITA PARK, MISSOURI 63114                                               SEPTEMBER 7, 1995    JOHN ARRAS, MAINTENANCE ENGINEER

------------------------------------------------------------------------------------------------------------------------------------
                        SUITE   SQUARE PERCENT    COMMENCEMENT EXPIRATION  RENT /     ANNUAL      MONTHLY      OPERATING       LATE
    TENANT NAME                  FEET OF BLDG         DATE        DATE     SQ. FT.     RENT         RENT       EXPENSES        FEES
                                                                                                               (BASE YR)
                                                                                                               (BASE YR)
------------------------------------------------------------------------------------------------------------------------------------
                                                      9/15/87
MORAN FOODS, INC        460-2     46,021  16.38%       6/1/94               $ 3.45  $ 125,820.80  $  10,485.00  1987 for
dba SAVE A LOT, INC                                    9/1/94               $ 2.19  $ 100,630.80  $   8,385.90  taxes &
OFFICE                                                10/1/94               $ 3.60  $ 160,630.80  $  13,385.90  insurance
                                                       5/1/96               $ 3.60  $ 166,153.92  $  13,846.16
8474 Delport                                           5/1/98    4/30/00    $ 3.80  $ 173,978.28  $  14,498.19
                                                                          TENANT TOPAY 100% OF INCREASES IN REAL ESTATE TAXES AND
                                                                          INSURANCE AND INSURANCE PREMIUMS AS RESULT OF ADDITIONS
JOE HIGGS 0R BILL OWENS Corridor
314-428-2250                       7,510   2.67%       6/1/94               $ 3.25  $  20,526.96  $   1,710.58
                                                       9/1/94               $ 3.25  $  24,417.24  $   2,034.77
                                                       5/1/96               $ 3.40  $  25,544.16  $   2,128.68
                                                       5/1/98    4/30/00    $ 3.65  $  27,422.52  $   2,285.21
------------------------------------------------------------------------------------------------------------------------------------

PULIZTER PUBLISHING     460-6     62,299  21.51%       8/3/87               $ 3.35  $ 208,701.65  $  17,391.80  1987 for
        dba                                            9/1/82    8/31/95    $ 3.60  $ 224,276.40  $  18,689.70  taxes &
ST. LOUIS POST DISPATCH                                9/1/95    8/31/98    $ 3.24  $ 201,848.76  $  16,820.73  insurance
------------------------------------------------------------------------------------------------------------------------------------

UNITED VAN LINES, INC.  460-3     60,000  21.36%       7/1/95    6/30/97    $ 3.65  $ 219,000.00  $  18,250.00  1995 FOR
                                                       7/1/97    6/30/98    $ 3.80  $ 228,000.00  $  19,000.00  TAXES
TOM COX                                                                                                         insurance
------------------------------------------------------------------------------------------------------------------------------------
     VACANCY            460-1    105,275  37.48%                            $ 3.50  $ 368,462.50  $  30,705.21  1995 FOR
                                                                                                                taxes &
                                                                                                                insurance
------------------------------------------------------------------------------------------------------------------------------------
                                 281,105

---------------------------------------------------------------

    TENANT NAME            OPTIONS/REMARKS
                               CONTACT
                               CONTACT
---------------------------------------------------------------

MORAN FOODS, INC           First Opportunity to Lea
dba SAVE A LOT, INC        Options to Extend
OFFICE                     Rights of Expansion

8474 Delport


JOE HIGGS 0R BILL OWENS
314-428-2250
                           JOE HIGGS/BILL OWENS
                           428-2250

---------------------------------------------------------------

PULIZTER PUBLISHING        One 1 year renewal at $224,276.40/yr
        dba                JIM BOULICAULT          314-340-8895
ST. LOUIS POST DISPATCH    RON VEGENER             314-340-8928
---------------------------------------------------------------
                           CAN CAPED AT $0.25/FT FOR 1ST YR.
UNITED VAN LINES INC.      INCREASES NOT TO EXCEED 5%
                           BASE YR TAXES 179,196
TOM COX                    BASE YR INSURANCE 13,500
---------------------------------------------------------------
     VACANCY


---------------------------------------------------------------

                                 LEASE EXHIBIT B

                              BASE RENTAL PAYMENTS

October 1,1995 - March 31,1995                $ 30,705.21/month
April 1, 1996- June 30,1996                   $      0.00/month
July 1, 1996 - December 31,2000               $ 30,705.21/month
January 1,2001-December 31,2005               $ 34,653.02/month

Pursuant to Article 4.4, January 1997's Base Rent shall be zero with the application of the Security Deposit towards the Base Rent.

                                 LEASE EXHIBIT C

           LANDLORD'S CONTRIBUTION TO BUILDING AND TENANT IMPROVEMENTS

          Landlord at its sole costs and expense shall complete the following Building improvements:

not withstanding anything to the contrary, this improvements shall not be included as operating expenses under Section 3.1

                  (a) Within the first twelve months of Tenant's occupancy, Landlord shall repair all parking lots, services roads and driveways Landlord and Tenant shall coordinate parking lot repairs prior to the start of any work and install Building Signage identifying all tenants of the Property.

                  (b) Within the first thirty (30) days of Tenant's occupancy, Landlord shall repair all exterior lighting servicing the property, clean out all sanitary storm sewers, and will remove all debris from the parking lots and service roads.

Landlord shall contribute the sum of Two Hundred Thousand and No/100 Dollars ($200,000.00) towards Tenant's Leasehold improvements. Tenant shall submit plans and specifications to Landlord for prior approval and co-ordination, prior to the start of any construction. Landlord's approval shall not be unreasonably withheld or delayed. Any expense over said contribution will be paid for by Tenant. Tenant agrees to that it will fully comply with the covenants and agreements set forth below.

          A. In connection with the performance of my construction activities ("Construction") at the Premises or relating thereto, Tenant covenants and agrees as follows:

                  (i) To require its contractors, agents and employees to comply with all regulations, ordinances and laws of all public and private authorities having jurisdiction over the Property and with all rules and regulations of any governmental agency to locate the improvements on the Premises according to the plans and to comply with all building requirements.

                  (ii) To furnish Landlord with copies of contractors' sworn statements and draw requests received from its contractors and copies of all lien waivers in customary form for all Construction. In the event of the recording of a mechanic's lien against the Premises arising from the Construction, Tenant shall either (i) pay the lien claim within fifteen (15) days of recording, or (ii) provide Landlord with a bond or title indemnity acceptable to Landlord in the full amount of such lien in which event Tenant may defend the validity of the claimed mechanic's lien. In all cases, Tenant shall notify Landlord of such filings within five (5) working days.

                  (iii) Not to permit any changes in or additions which affect the building structure or systems, without the prior written approval of Landlord, which may be granted or withheld in Landlord's sole and absolute discretion.

                  (v) To comply with the requirements of Section 11 of the Lease with regard to the Construction.

          B.      Landlord and Tenant further covenant and agree as follows:

                  (i) Landlord shall fund disbursement requests to Tenant or at Tenant's direction within thirty (30) business days after receipt of Tenant's request and will produce documents reasonably requested by Landlord in support thereof. Documents Landlord shall have the right to request include, without limitation, statements from Tenant's architect or engineer stating work has been completed in a workmanlike manner and comply with all applicable building codes and/or ordinances, copies of sub-contractors invoices, all changes in or additions to said plans and specifications, contractor's sworn statements and lien waivers. If Landlord fails to disburse a draw request, in whole or in part due to incomplete or inadequate documentation presented by Tenant, then Landlord shall advise the Tenant in writing of deficiencies in the draw request within said thirty (30) day period and Landlord shall be permitted to withhold funds equal in amount to the portion of the draw request which is incomplete or inadequate and Landlord shall immediately pay the balance of the draw request. Thereafter, Landlord shall disburse the balance of the draw request promptly after receipt of additional or corrected documentation from Tenant.

                  (ii) If the total costs of the work to be performed pursuant to this Exhibits C is less than $200.000.00, then any such savings shall inure to the benefit of Landlord and shall be retained by Landlord.

                  (iii) Landlord, through its agents and inspectors, may enter upon the Premises at any time to inspect the progress of construction; provided, however, that Landlord shall not interrupt or interfere with construction at the Premises by virtue of such inspections.

                  (iv) The contractors, subcontractors and material suppliers performing work or supplying materials to the Premises shall be deemed to be agents of the Tenant.

                  (v) Tenant will not install or cause or permit to be installed any fixtures or equipment included in the plans and specifications, for which the payment shall be secured by a chattel mortgage or vendor's lien.

                  (vi) Tenant shall not permit the Construction to interfere with the rights or operations of other tenants at the Property.

                                 LEASE EXHIBIT D

                               REQUIRED INSURANCE


          (a) "ALL-RISK" PROPERTY AND LOSS OF INCOME COVERAGE FOR TENANT'S PROPERTY. " All Risk" (including, but not limited to, earthquake and flood (i) property insurance on a replacement cost basis, covering all of Tenant's Property (as defined in Section 12.2), all merchandise and trade fixtures and furnishings and equipment and all other personal property of Tenant and all leasehold improvements installed in the Premises by, or on behalf of, Tenant all in an amount not less than the full replacement cost of all such property and
(ii) loss-of-income insurance in an amount sufficient to assure that Landlord shall recover the loss of any rental income due and owing to Landlord from Tenant under the terms of this Lease, which coverage shall provide such protection to Landlord for a period of not less than twelve (12) consecutive months. The total amount of the deductible required under each policy providing such coverage shall be no more than $10,000.00 per loss. Landlord, Agent and any other parties designated by Landlord (including, but not limited to, its beneficiary, its general and limited partners, and Superior Parties) shall be included as loss payee(s).

          (b) LIABILITY COVERAGE. Commercial general public liability and comprehensive automobile liability (and, if necessary to comply with any conditions of this Lease, umbrella liability insurance) covering Tenant against any claims arising out of liability for bodily injury and death and personal injury and advertising injury and property damage occurring in and about the Premises, and/or the Building and otherwise resulting from any acts and operations of Tenant, its agents and employees, with limits of not less than total limits of $2,000,000.00 per occurrence and $5,000,000.00 annual general aggregate, per location. The total amount of a deductible or otherwise self-insured retention with respect to such coverage shall be not more than $10,000.00 per occurrence. Such insurance shall include, inter alia: (i) "occurrence" rather than "claims made" policy forms unless such "occurrence" policy forms are not available; (ii) any and all liability assumed by Tenant under the terms of this Lease, to the extent such insurance is available; (iii) premises medical-operations expenses in an amount not less than $5,000.00 per person, per accident; (iv) Landlord, Agent and any other parties designated by Landlord or Agent (including, but not limited to, its beneficiary, its general and limited partners, and Superior Mortgagees) shall be designated as Additional Insured(s) with respect to (x) the Premises, and (y) all operations of Tenant, and (z) any property and areas and facilities of Landlord used by Tenant, its employees, invitees, customers or guests; and (v) severability of insured parties and cross-liability so that the protection of such insurance shall be afforded to Landlord in the same manner as if separate policies had been issued to each of the insured parties.

          (c) WORKERS' COMPENSATION COVERAGE. Workers' compensation and employer's liability insurance in the state in which the Premises and any other operations of Tenant are located and any other state in which Tenant or its contractors or subcontractors may be subject to any statutory or other liability arising in any manner whatsoever out of the actual or alleged employment of others. The total limits of the employer's liability coverage shall be not less than the amounts specified in Subsection (b) above. Tenant represents and warrants that it is self-insured in Missouri for worker's compensation insurance and that its self-insurance plan is consistent with all applicable laws, regulations and ordinances. Notwithstanding anything to the contrary herein, and in reliance on the foregoing representation and warranty, Landlord consents to Tenant's provision of its own worker's compensation insurance, provided such insurance otherwise meets all requirements set forth in this Lease.

          (d)     OTHER COVERAGE. Such other policy or policies as are either:
(i) reasonably required of Landlord by any Superior Mortgagee or any other party having any interest in the Building and/or the property; or (ii) deemed reasonably necessary by Landlord; or (iii) required by insurers by reasons of a change in Tenant's use of, or activities at, the Premises.

All insurance policies required under this lease exhibit shall: (i) be issued by companies licensed to do business in the State in which the Property is located and acceptable to Landlord and any Superior Mortgagees and any other party having any interest in the Property and/or the Building; (ii) not be subject to cancellation or material change or non-renewal without at least thirty (30) days' prior written notice to Landlord and any other parties designated by Landlord (A) to be loss payee(s) or additional insured(s) under the insurance policies required from Tenant, or (B) to receive such notices;
(iii) be deemed to be primary insurance in relation to any other insurance maintained by Landlord or Agent; and (iv) at the sole option and discretion of Landlord, include other appropriate endorsements or extensions of coverage as would be required of Landlord by any Superior Mortgagees or any other party having any interest in the Property.

                                 LEASE EXHIBIT E

                               MEMORANDUM OF LEASE

          This Memorandum of Lease is entered into this _________ day of October, 1995 by and between First Industrial Financing Partnership, L.P., a Delaware limited partnership with principal offices at _____________________ ____________________________________________("Landlord") and Rex Realty Co.
("Tenant"), a Delaware corporation, with its principal offices at 8825 Page Blvd., St. Louis, MO 63114, as follows:

That pursuant to an industrial building lease ("Lease") executed on October ____, 1995 by Landlord and Tenant Landlord leases to Tenant for a term beginning on October 1, 1995 and continuing until December 31, 2005 (the "Term") with two
(2) five-year renewal options thereafter, approximately 105,275 square feet (the "Premises") of improvements in a building (the "Building") located at 2129 Chapin Industrial Drive in the City of Vinita Park, St. Louis County, Missouri. Said Building and the Premises therein are situated on a tract of land (the "Property") more particularly described in Appendix A hereto and by this reference made a part hereof. Landlord by said Lease has granted Tenant certain rights to use the common areas not otherwise occupied by Tenant or other tenants in the Building on the Property.

Landlord has granted to Tenant an option to purchase the Property at any time between January 1, 2001 and December 31, 2002 under terms and conditions set forth in the Lease. Landlord has also granted to Tenant a "right of first offer" at all times during the Term of the Lease by which Tenant may elect to purchase the Property on the same terms as those offered by a third party, and as more particularly set forth in the Lease. Landlord has further granted Tenant a right of first refusal to lease any space becoming available in the Building during the Term or any extensions thereof, at rental rates and subject to such other terms and conditions as are set forth in the Lease.

The provisions set forth in the Lease between Landlord and Tenant are incorporated in this Memorandum of Lease.

IN WITNESS WHEREOF, the undersigned authorized representatives of Landlord and Tenant have entered into this Memorandum of Lease on the date above written.

FIRST INDUSTRIAL FINANCING PARTNERSHIP, L.P.   REX REALTY CO.

By:                                            By:
         ---------------------------                 ---------------------------
Title:                                         Title:
         ---------------------------                 ---------------------------

                                ACKNOWLEDGEMENTS

STATE OF MISSOURI     )
                      ) ss.
COUNTY OF ST. LOUIS   )

          On this ___day of __________________, 1995 before me, a Notary Public in and for said County, personally appeared ____________________________, to me personally known, who being by me duly sworn, did say that he is Vice President of REX REALTY CO., and the foregoing instrument was signed and sealed on behalf of the said corporation by authority of its Board of Directors, and that the seal affixed to the foregoing instrument is the seal of said corporation, and the said __________________acknowledged the execution of the foregoing instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

                                         ---------------------------------------
                                         Notary Public


STATE OF _____________)
                      ) ss.
COUNTY OF ____________)

          On this _____ day of ________________, 1995 before me, a Notary Public in and for said County, personally appeared __________________________________, to me personally known, who being by me duly sworn, did say that he is _______________________ of FIRST INDUSTRIAL FINANCING PARTNERSHIP, L.P., and the foregoing instrument was signed and sealed on behalf of the said corporation by authority of its Board of Directors, and that the seal affixed to the foregoing instrument is the seal of said corporation, and the said ______________________ ______________________ acknowledged the execution of the foregoing instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

                                         ---------------------------------------
                                         Notary Public

                        APPENDIX A TO MEMORANDUM OF LEASE

                          LEGAL DESCRIPTION OF PROPERTY

The "Property" as referenced in the attached Memorandum of Lease is situated in the City of Vinita Park, St. Louis County, State of Missouri, and is more particularly described as follows:

     PARCEL NO. 1: A tract of land in U.S. Survey 1920, Township 46 North,
     Range 6 East and being part of Lot 3 in St. Louis County, Missouri, as designated on plat of Commissioners Report filed in Cause #302 of the City (former County) Circuit Court, styled Edwin Ellis against
     Charles E. Loring, et al, a copy of which is recorded in Book Q4 page 360 of the St. Louis City (former County) Records and described as follows, to-wit: Beginning at the intersection of the South line of said Lot 3 with the East line of the Right of Way of the St. Louis Belt and Terminal Railroad Company; thence along the East line of said Right of Way North 19 degrees 33 minutes East 169.95 feet; North 18 degrees 4 minutes East 202.19 feet, North 14 degrees 32 minutes East 203.14 feet and North 11 degrees 55 minutes 28 seconds East 79.43 feet to a point; thence leaving said Right of Way and running South 82 degrees 08 minutes East 1127.00 feet to a point in the West line of land conveyed to the County of St. Louis by deed recorded in Book 3705 page 74 of the St. Louis County Records; thence South along an arc of a curve to the left having a radius of 465.47 feet a distance of
     129.36 feet to a point; thence continuing along the West line of said property so conveyed to St. Louis County aforesaid and the prolongation Southwardly thereof South 8 degrees 48 minutes West 519.09 feet to the South line of said Lot 3; thence along the South line of said Lot 3 North 82 degrees 08 minutes West 1198.03 feet to the place of beginning.

     PARCEL NO. 2: Lots 9 to 13 both inclusive of Vinita Industrial Park, according to the Plat thereof recorded in plat Book 118 page 53 of the St. Louis County Records.

     PARCEL NO. 3: A tract of land in U.S. Survey 1920, Township 46 North,
     Range 6 East and being part of Lot 3 in St. Louis County, Missouri, as designated on plat of Commissioners Report filed in Cause #302 of the City (former County) Circuit Court styled Edwin Ellis against Charles E. Loring, et al, a copy of which is recorded in Book Q4 page 360 of the St. Louis City (former County) Records and described as follows, to-wit: Beginning at the Northeast corner of property secondly described in deed to General Steel Industries, Inc., by deed recorded in Book 6316 page 1975 of the St. Louis County Records being also a point on the Western line of the Right of Way of the St. Louis Belt and Terminal railroad (now Terminal Railroad Association of St. Louis); thence South 82 degree 08 minutes 00 seconds East, along a line which is the direct

                        APPENDIX A TO MEMORANDUM OF LEASE

                     LEGAL DESCRIPTION OF PROPERTY -- Page 2


     prolongation Eastwardly of the North line of the aforesaid second parcel described in Book 6316 page 1975,102.12 feet to a point on the East line of said Railroad Right-of-Way being also a point on the Western line of property firstly described in said deed recorded in Book 6316 page 1975; thence South 19 degrees 33 minutes 00 seconds West, along the Eastern line of said railroad right of way being also the Western line of said Parcel 1 described in deed recorded in Book 6316 page 1975; 51.06 feet to the Southwest corner of said last referred to parcel, being also a point on the South line of said Lot 3; thence North 82 degrees 08 minutes 00 seconds West along the South line of said Lot 3, 102.12 feet to the Southeast corner of said Parcel 2 described in Book 6316 page 1975 being also a point on the Western line of said railroad right of way; thence North 19 degrees 33 minutes 00 seconds East, along the Western line of said railroad right of way being along the Eastern line of said Parcel 2 described in Book 6316 page 1975, 51.06 feet to the point of beginning.

     commonly known as 8474 Delport Dr.

     PARCEL NO. 4: Together with a 50' Grade Crossing easement granted in Grade Crossing Agreement recorded at Book 6496, page 1250, of the St. Louis County Records.

                                 LEASE EXHIBIT F

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT


     THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT ("Agreement") is made as of the ____ day of __________, 1995 by and among First Industrial Financing Partnership, L.P., a Delaware limited partnership ("Landlord"), _______________________________________ as trustee ("Trustee") for
__________________________________________________ ("Lender") and REX REALTY
CO., a Delaware corporation (hereinafter referred to as Tenant).

                                   WITNESSETH:

     WHEREAS, Landlord is the owner of certain property (the "Property")] situate in the City of Vinita Park, County of St. Louis, State of Missouri, and more particularly described in Exhibit "A" attached hereto;

     WHEREAS, Landlord and Tenant are parties to a lease ("Lease") dated October __, 1995 covering a portion of the Property ("Leased Premises") which Leased Premises are more fully described in the Lease;

     WHEREAS, the Property is encumbered by a certain Deed of Trust and note secured thereby executed by Landlord to Trustee for the benefit of Lender in order to secure certain obligations of Landlord to the Lender, which Deed of Trust is more fully described as follows:

     Deed of Trust executed by Landlord to Trustee for Lender dated          and
     recorded in the office of         , County of       , State of Missouri in
     Book    Page      as Document Daily No.     ,[If subsequently assigned,
     recite parties/date/recording information here].

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Lender warrants and represents to Tenant that it is the owner of the Deed of Trust; that the Deed of Trust has not been assigned [except as set forth above] and that Lender has caused no other liens or encumbrances to be created against the Property other than the Deed of Trust.

     2. Tenant, for itself and its successors and assigns, does hereby agree that all right, title and interest which Tenant, its successors and assigns, may have in and to the Leased Premises or any part thereof, shall be, and the same hereby is made, subject and subordinate to the lien of the Deed of Trust Lender hereby agrees that all condemnation awards and property insurance proceeds payable with respect to the Property or the Leased Premises shall be applied and paid in the manner set forth in the Lease.

     3. So long as Tenant is not in default, beyond any applicable cure period, in the payment of rent or in the performance of any of the terms, covenants or conditions of the Lease requiring performance on the part of Tenant, (a) Lender will not join Tenant as a party defendant in any action or proceeding for the purpose of foreclosing the Deed of Trust; (b) any sale or transfer of the Property or of the Landlord's interest in the Lease, pursuant to foreclosure of the Deed of Trust or voluntary conveyance or other proceeding in

     SUBORDINATION AGREEMENT
     FIRST INDUSTRIAL/REX REALTY
     PAGE 2 OF 4

lieu of foreclosure, will be subject and subordinate to Tenant's possession under the Lease; and (c) the Lease will continue in full force and effect according to its terms.

     4. So long as Tenant is not in default, beyond any applicable cure period, in the payment of rent or in the performance of any of the terms, covenants or conditions of the Lease requiring performance on the part of Tenant, if the Property shall be transferred to and owned by Lender, or any assignee of Lender or purchaser at judicial sale or any transferee under an action in lieu thereof, by reason of foreclosure or other remedial proceedings brought by Lender or any assignee of Lender or by any other similar manner, Tenant's rights to possession of the Leased Premises under the Lease shall not be disturbed or terminated thereby, but rather Tenant shall attorn to and be bound to Lender or any such assignee, purchaser or transferee under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining; and Lender or any such assignee, purchaser or transferee shall be bound, as the Landlord, to Tenant under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining.

     5. Subject to the provisions hereof, the Lease now is, and shall at all times continue to be, subject and subordinate in each and every respect to the lien of the Deed of Trust and to any and all amendments and renewals thereof.

     6. This Agreement shall be binding upon and shall inure to the benefit of Landlord, Lender and Tenant, and their respective heirs, personal representatives, transferees, successors and assigns. Except as provided in said Lease, no action on the part of any party to this Agreement shall be construed to be a waiver, release or relinquishment of any rights under this Agreement unless said waiver, release or relinquishment is expressly contained in an instrument executed by the party against whom the waiver, release or relinquishment is being enforced.

     7. This Agreement is made and executed under and in all respects is to be governed by and construed in accordance with the laws of the State of Missouri.

     8. Any notices required or given under this Agreement shall be in writing and shall be sent by U.S. Certified Mail, postage prepaid and shall be sent to the following addresses:

     To Lender:
                      -------------------

                      -------------------

                      -------------------

                      -------------------

     To Landlord:     First Industrial Financing Partnership LP
                      Attn: Mr. William Stockmann
                      1507 Fairview Industrial Drive
                      St. Louis MO 63132

     SUBORDINATION AGREEMENT
     FIRST INDUSTRIAL/REX REALTY
     PAGE 3 OF 4


     To Tenant:       Rex Realty Co.
                      Attn: M. McCarthy, V.P.
                      8825 Page Blvd.
                      St. Louis MO 63114

     The addresses for such notices may be changed by written notice to the other party of at least 30 days given as provided above. Notices given as provided above shall be deemed complete upon mailing.

     This Agreement may be signed in counterparts and each counterpart shall be effective as an original when a counterpart has been signed by all parties.

     IN WITNESS WHEREOF, the parties hereto have caused these presents to be duly executed as of the day and year first above written.


Lender:                                   TENANT:

----------------------                    REX REALTY CO., a Delaware corporation

By:                                       By:
   -------------------                       ------------------

Its:                                      Its: Vice President
    ------------------                        -----------------


LANDLORD:

FIRST INDUSTRIAL FINANCING PARTNERSHIP LP

By:
   -------------------

Its:
    ------------------

     SUBORDINATION AGREEMENT
     FIRST INDUSTRIAL/REX REALTY
     PAGE 4 OF 4

                                 ACKNOWLEDGMENTS

STATE OF MISSOURI     )
                      ) ss.
COUNTY OF ST. LOUIS   )

     On this ____ day of _________, 19____, before me, a Notary Public in and for said County, personally appeared _____________, to me personally known, who being by me duly sworn, did say that he is Vice President of REX REALTY CO., and that the foregoing instrument was signed and sealed on behalf of the said corporation by authority of its Board of Directors, and that the seal affixed to the foregoing instrument is the seal of said corporation, and the said ________________ acknowledged the execution of the foregoing instrument to be the voluntary act and deed of said corporation by it voluntarily executed.


                                  -----------------------------
                                          Notary Public

STATE OF _____________)
                      ) ss.
COUNTY OF ____________)

     On this ____ day of __________, 19___, before me, a Notary Public in and for said County, personally appeared _____________, to me personally known, who being by me duly sworn, did say that he is _________ of FIRST INDUSTRIAL FINANCING PARTNERSHIP, LP., and that the foregoing instrument was signed and sealed on behalf of the said corporation by authority of its board of directors, and that the seal affixed to the foregoing instrument is the seal of said corporation, and the said ________________ acknowledged the execution of the foregoing instrument to be the voluntary act and deed of said corporation by it voluntarily executed.


                                  -----------------------------
                                          Notary Public

STATE OF ____________ )
                      ) ss.
COUNTY OF ___________ )

     On this ____ day of ________, 19____, before me, a Notary Public in and for said County, personally appeared ____________, to me personally known, who being by me duly sworn, did say that he is ______________ of [LENDER'S NAME], and that the foregoing instrument was signed and sealed on behalf of the said corporation by authority of its board of directors, and that the seal affixed to the foregoing instrument is the seal of said corporation, and the said __________ acknowledged the execution of the foregoing instrument to be the voluntary act and deed of said corporation by it voluntarily executed.


                                  -----------------------------
                                          Notary Public